Assured Guaranty Ltd.
December 31, 2021
Financial Supplement
This financial supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (AGL and, together with its subsidiaries, Assured Guaranty or the Company) with the United States (U.S.) Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2021.

Cautionary Statement Regarding Forward Looking Statements:

Any forward looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty's forward looking statements could be affected by many events. These events include (1) the development, course and duration of the COVID-19 pandemic and the governmental and private actions taken in response, the effectiveness, acceptance and distribution of COVID-19 vaccines and therapeutics, and the global consequences of the pandemic and such actions, including their impact on the factors listed below; (2) changes in the world’s credit markets, segments thereof, interest rates, credit spreads or general economic conditions; (3) developments in the world’s financial and capital markets that adversely affect insured obligors’ repayment rates, Assured Guaranty’s insurance loss or recovery experience, investments of Assured Guaranty or assets it manages; (4) reduction in the amount of available insurance opportunities and/or in the demand for Assured Guaranty’s insurance; (5) the loss of investors in Assured Guaranty’s asset management strategies or the failure to attract new investors to Assured Guaranty’s asset management business; (6) the possibility that budget or pension shortfalls or other factors will result in credit losses or impairments on obligations of state, territorial and local governments and their related authorities and public corporations that Assured Guaranty insures or reinsures; (7) insured losses in excess of those expected by Assured Guaranty or the failure of Assured Guaranty to realize loss recoveries that are assumed in its expected loss estimates for insurance exposures, including as a result of the failure to resolve Assured Guaranty’s Puerto Rico exposures in a manner substantially consistent with the support agreements signed to date; (8) increased competition, including from new entrants into the financial guaranty industry; (9) poor performance of Assured Guaranty's asset management strategies compared to the performance of the asset management strategies of Assured Guaranty’s competitors; (10) the possibility that investments made by Assured Guaranty for its investment portfolio, including alternative investments and investments it manages, do not result in the benefits anticipated or subject Assured Guaranty to reduced liquidity at a time it requires liquidity or to unanticipated consequences; (11) the impact of market volatility on the mark-to-market of Assured Guaranty’s assets and liabilities subject to mark-to-market, including certain of its investments, most of its financial guaranty contracts written in credit default swap form, and certain consolidated variable interest entities; (12) rating agency action, including a ratings downgrade, a change in outlook, the placement of ratings on watch for downgrade, or a change in rating criteria, at any time, of AGL or any of its insurance subsidiaries, and/or of any securities AGL or any of its subsidiaries have issued, and/or of transactions that AGL’s insurance subsidiaries have insured; (13) the inability of Assured Guaranty to access external sources of capital on acceptable terms; (14) changes in applicable accounting policies or practices; (15) changes in applicable laws or regulations, including insurance, bankruptcy and tax laws, or other governmental actions; (16) the failure of Assured Guaranty to successfully integrate the business of BlueMountain Capital Management, LLC (BlueMountain, now known as Assured Investment Management LLC) and its associated entities; (17) the possibility that acquisitions made by Assured Guaranty, including its acquisition of BlueMountain (BlueMountain Acquisition), do not result in the benefits anticipated or subject Assured Guaranty to unanticipated consequences; (18) difficulties with the execution of Assured Guaranty’s business strategy; (19) loss of key personnel; (20) the effects of mergers, acquisitions and divestitures; (21) natural or man-made catastrophes or pandemics, including developments in eastern Europe; (22) other risk factors identified in AGL’s filings with the U.S. SEC; (23) other risks and uncertainties that have not been identified at this time; and; (24) management’s response to these factors. Assured Guaranty undertakes no obligation to update publicly or review any forward looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Assured Guaranty Ltd.
Selected Financial Highlights (1 of 2)
(dollars in millions, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
GAAP Highlights
Net income (loss) attributable to AGL	$263	$148	$389	$362
Net income (loss) attributable to AGL per diluted share	3.74	1.82	5.23	4.19
Weighted average shares outstanding
Basic shares outstanding	69.4	79.9	73.5	85.5
Diluted shares outstanding	70.4	80.7	74.3	86.2
Effective tax rate on net income	14.9%	14.3%	12.2%	10.9%
GAAP return on equity (ROE) (3)	16.8%	8.9%	6.0%	5.4%

Non-GAAP Highlights (1)
Components of adjusted operating income (loss) (1)
Insurance segment	$277	$109	$722	$429
Asset Management segment	(3)	(20)	(19)	(50)
Corporate division	(31)	(28)	(263)	(111)
Other (5)	30	(5)	30	(12)
Adjusted operating income (loss)	$273	$56	$470	$256
Adjusted operating income (loss) per diluted share (1)	$3.88	$0.69	$6.32	$2.97
Weighted average diluted shares outstanding	70.4	80.7	74.3	86.2
Effective tax rate on adjusted operating income (2)	15.1%	12.7%	13.2%	9.1%
Adjusted operating ROE (1)(3)	18.4%	3.7%	7.8%	4.2%
Insurance Segment
Gross written premiums (GWP)	$100	$120	$377	$454
Present value of new business production (PVP) (1)	98	126	361	390
Gross par written	6,486	6,788	26,656	23,265
Asset Management Segment
Assets under management (AUM):
Inflows-third party	$889	$1,152	$2,971	$1,618
Inflows-intercompany	61	326	243	1,257

Effect of refundings and terminations on GAAP measures:
Net earned premiums, pre-tax	$20	$65	$59	$129
Fair value gains (losses) of credit derivatives, pre-tax	—	—	7	1
Net income effect	15	48	51	98
Net income per diluted share	0.21	0.60	0.68	1.14

Effect of refundings and terminations on non-GAAP measures:
Operating net earned premiums and credit derivative revenues (4), pre-tax	$20	$65	$66	$130
Adjusted operating income (4) effect	15	48	51	98
Adjusted operating income per diluted share (4)	0.21	0.60	0.68	1.14

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    Represents the ratio of adjusted operating provision for income taxes to adjusted operating income before income taxes.
3)    Quarterly ROE calculations represent annualized returns. See page 11 for additional information on calculation.
4)    Consolidated statements of operations items mentioned in this Financial Supplement that are described as operating (i.e. operating net earned premiums) are non-GAAP measures and represent components of adjusted operating income. Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
5)    Represents the effect of consolidating financial guaranty variable interest entities and consolidated investment vehicles (FG VIE and CIV consolidation).

Assured Guaranty Ltd.
Selected Financial Highlights (2 of 2)
(dollars in millions, except per share amounts)

	As of
	December 31, 2021		December 31, 2020
	Amount	Per Share	Amount	Per Share
Shareholders' equity attributable to AGL	$6,292	$93.19	$6,643	$85.66
Adjusted operating shareholders' equity (1)	5,991	88.73	6,087	78.49
Adjusted book value (1)	8,823	130.67	8,908	114.87
Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity	32	0.47	2	0.03
Adjusted book value	23	0.34	(8)	(0.10)

Shares outstanding at the end of period	67.5		77.5
Exposure
Financial guaranty net debt service outstanding	$367,360		$366,233
Financial guaranty net par outstanding	236,392		234,153

Claims-paying resources (2)	$11,219		$11,077

AUM
Collateralized loan obligations (CLOs)	$14,699		$13,856
Opportunity funds	1,824		1,486
Liquid strategies	389		383
Wind-down funds	582		1,623
Total	$17,494		$17,348

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    See page 19 for additional detail on claims-paying resources.

Assured Guaranty Ltd.
Consolidated Balance Sheets (unaudited)
(dollars in millions)

	As of
	December 31,	December 31,
	2021	2020
Assets
Investments:
Fixed-maturity securities, available-for-sale, at fair value	$8,202	$8,773
Short-term investments, at fair value	1,225	851
Other invested assets	181	214
Total investments	9,608	9,838
Cash	120	162
Premiums receivable, net of commissions payable	1,372	1,372
Deferred acquisition costs (DAC)	131	119
Salvage and subrogation recoverable	801	991
Financial guaranty variable interest entities' (FG VIEs') assets, at fair value	260	296
Assets of consolidated investment vehicles (CIVs)	5,271	1,913
Goodwill and other intangible assets	175	203
Other assets	470	440
Total assets	$18,208	$15,334

Liabilities
Unearned premium reserve	$3,716	$3,735
Loss and loss adjustment expense (LAE) reserve	869	1,088
Long-term debt	1,673	1,224
Credit derivative liabilities, at fair value	156	103
FG VIEs' liabilities, at fair value	289	333
Liabilities of CIVs	4,436	1,590
Other liabilities	569	556
Total liabilities	11,708	8,629

Redeemable noncontrolling interests	22	21

Shareholders' equity
Common shares	1	1
Retained earnings	5,990	6,143
Accumulated other comprehensive income	300	498
Deferred equity compensation	1	1
Total shareholders' equity attributable to AGL	6,292	6,643
Nonredeemable noncontrolling interests	186	41
Total shareholders' equity	6,478	6,684
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$18,208	$15,334

Assured Guaranty Ltd.
Consolidated Statements of Operations (unaudited)
(dollars in millions, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenues
Net earned premiums	$107	$154	$414	$485
Net investment income	65	68	269	297
Asset management fees	23	29	88	89
Net realized investment gains (losses)	11	6	15	18
Fair value gains (losses) on credit derivatives	(27)	61	(58)	81
Fair value gains (losses) on committed capital securities (CCS)	—	(14)	(28)	(1)
Fair value gains (losses) on FG VIEs	5	(2)	23	(10)
Fair value gains (losses) on CIVs	74	4	127	41
Foreign exchange gains (losses) on remeasurement	(1)	59	(23)	39
Commutation gains (losses)	—	—	—	38
Other income (loss)	6	14	21	38
Total revenues	263	379	848	1,115
Expenses
Loss and LAE (benefit)	(166)	73	(220)	203
Interest expense	20	21	87	85
Loss on extinguishment of debt	—	—	175	—
Amortization of DAC	4	5	14	16
Employee compensation and benefit expenses	57	61	230	228
Other operating expenses	44	69	179	197
Total expenses	(41)	229	465	729
Income (loss) before income taxes and equity in earnings of investees	304	150	383	386
Equity in earnings of investees	28	24	94	27
Income (loss) before income taxes	332	174	477	413
Less: Provision (benefit) for income taxes	50	25	58	45
Net income (loss)	282	149	419	368
Less: Noncontrolling interests	19	1	30	6
Net income (loss) attributable to AGL	$263	$148	$389	$362

Earnings per share:
Basic	$3.80	$1.84	$5.29	$4.22
Diluted	$3.74	$1.82	$5.23	$4.19

Assured Guaranty Ltd.
Income Components (1 of 5)
(in millions)

Components of Adjusted Operating Income and Reconciliation to Net Income (Loss) Attributable to Assured Guaranty Ltd.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Components of Adjusted Operating Income:
Segments:
Insurance	$277	$109	$722	$429
Asset Management	(3)	(20)	(19)	(50)
Total segments	274	89	703	379
Corporate division	(31)	(28)	(263)	(111)
Other	30	(5)	30	(12)
Subtotal	273	56	470	256
Reconciliation to Net Income Attributable to Assured Guaranty Ltd.:
Realized gains (losses) on investments	11	6	15	18
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(23)	59	(64)	65
Fair value gains (losses) on CCS	—	(14)	(28)	(1)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	—	57	(21)	42
Tax effect	2	(16)	17	(18)
Net Income (Loss) Attributable to Assured Guaranty Ltd.	$263	$148	$389	$362

Assured Guaranty Ltd.
Income Components (2 of 5)
(in millions)

Components of Income for the Three Months Ended December 31, 2021

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$108	$—	$—	$(1)	$—	$107
Net investment income	67	—	1	(3)	—	65
Asset management fees	—	21	—	2	—	23
Net realized investment gains (losses)	—	—	—	—	11	11
Fair value gains (losses) on credit derivatives (2)	3	—	—	—	(30)	(27)
Fair value gains (losses) on CCS	—	—	—	—	—	—
Fair value gains (losses) on FG VIEs	—	—	—	5	—	5
Fair value gains (losses) on CIVs	—	—	—	74	—	74
Foreign exchange gains (losses) on remeasurement	(1)	—	—	—	—	(1)
Other income (loss)	5	2	—	(1)	—	6
Total revenues	182	23	1	76	(19)	263

Expenses
Loss and LAE (benefit) (3)	(161)	—	—	2	(7)	(166)
Interest expense	—	1	22	(3)	—	20
Amortization of DAC	4	—	—	—	—	4
Employee compensation and benefit expenses	37	14	6	—	—	57
Other operating expenses	22	11	5	6	—	44
Total expenses	(98)	26	33	5	(7)	(41)
Equity in earnings of investees	44	—	(1)	(15)	—	28
Less: Provision (benefit) for income taxes	47	—	(2)	7	(2)	50
Less: Noncontrolling interests	—	—	—	19	—	19
Total	$277	$(3)	$(31)	$30	$(10)	$263

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (3 of 5)
(in millions)

Components of Income for the Three Months Ended December 31, 2020

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$155	$—	$—	$(1)	$—	$154
Net investment income	70	—	1	(3)	—	68
Asset management fees	—	20	—	9	—	29
Net realized investment gains (losses)	—	—	—	—	6	6
Fair value gains (losses) on credit derivatives (2)	4	—	—	—	57	61
Fair value gains (losses) on CCS	—	—	—	—	(14)	(14)
Fair value gains (losses) on FG VIEs	—	—	—	(2)	—	(2)
Fair value gains (losses) on CIVs	—	—	—	4	—	4
Foreign exchange gains (losses) on remeasurement	2	—		—	57	59
Other income (loss)	12	2	—	—	—	14
Total revenues	243	22	1	7	106	379

Expenses
Loss and LAE (benefit) (3)	71	—	—	4	(2)	73
Interest expense	—	—	23	(2)	—	21
Amortization of DAC	5	—	—	—	—	5
Employee compensation and benefit expenses	38	16	7	—	—	61
Other operating expenses	24	31	3	11	—	69
Total expenses	138	47	33	13	(2)	229
Equity in earnings of investees	24	—	(1)	1	—	24
Less: Provision (benefit) for income taxes	20	(5)	(5)	(1)	16	25
Less: Noncontrolling interests	—	—	—	1	—	1
Total	$109	$(20)	$(28)	$(5)	$92	$148

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (4 of 5)
(in millions)

Components of Income for the Year Ended December 31, 2021

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$418	$—	$—	$(4)	$—	$414
Net investment income	280	—	2	(13)	—	269
Asset management fees	—	77	—	11	—	88
Net realized investment gains (losses)	—	—	—	—	15	15
Fair value gains (losses) on credit derivatives (2)	20	—	—	—	(78)	(58)
Fair value gains (losses) on CCS	—	—	—	—	(28)	(28)
Fair value gains (losses) on FG VIEs	—	—	—	23	—	23
Fair value gains (losses) on CIVs	—	—	—	127	—	127
Foreign exchange gains (losses) on remeasurement	(2)	—		—	(21)	(23)
Other income (loss)	17	6	—	(2)	—	21
Total revenues	733	83	2	142	(112)	848

Expenses
Loss and LAE (benefit) (3)	(221)	—	—	15	(14)	(220)
Interest expense	—	1	96	(10)	—	87
Loss on extinguishment of debt	—	—	175	—	—	175
Amortization of DAC	14	—	—	—	—	14
Employee compensation and benefit expenses	142	67	21	—	—	230
Other operating expenses	98	40	20	21	—	179
Total expenses	33	108	312	26	(14)	465
Equity in earnings of investees	144	—	—	(50)	—	94
Less: Provision (benefit) for income taxes	122	(6)	(47)	6	(17)	58
Less: Noncontrolling interests	—	—	—	30	—	30
Total	$722	$(19)	$(263)	$30	$(81)	$389

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (5 of 5)
(in millions)

Components of Income for the Year Ended December 31, 2020

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$490	$—	$—	$(5)	$—	$485
Net investment income	310	—	2	(15)	—	297
Asset management fees	—	60	—	29	—	89
Net realized investment gains (losses)	—	—	—	—	18	18
Fair value gains (losses) on credit derivatives (2)	14	—	—	—	67	81
Fair value gains (losses) on CCS	—	—	—	—	(1)	(1)
Fair value gains (losses) on FG VIEs	—	—	—	(10)	—	(10)
Fair value gains (losses) on CIVs	—	—	—	41	—	41
Foreign exchange gains (losses) on remeasurement	(3)	—	—	—	42	39
Commutation gains (losses)	38	—	—	—	—	38
Other income (loss)	25	6	7	—	—	38
Total revenues	874	66	9	40	126	1,115

Expenses
Loss and LAE (benefit) (3)	204	—	—	(3)	2	203
Interest expense	—	—	95	(10)	—	85
Amortization of DAC	16	—	—	—	—	16
Employee compensation and benefit expenses	143	67	18	—	—	228
Other operating expenses	83	61	19	34	—	197
Total expenses	446	128	132	21	2	729
Equity in earnings of investees	61	—	(6)	(28)	—	27
Less: Provision (benefit) for income taxes	60	(12)	(18)	(3)	18	45
Less: Noncontrolling interests	—	—	—	6	—	6
Total	$429	$(50)	$(111)	$(12)	$106	$362

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (1 of 3)
(dollars in millions, except per share amounts)

Adjusted Operating Income Reconciliation	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020

Net income (loss) attributable to AGL	$263	$148	$389	$362
Less pre-tax adjustments:
Realized gains (losses) on investments	11	6	15	18
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(23)	59	(64)	65
Fair value gains (losses) on CCS	—	(14)	(28)	(1)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	—	57	(21)	42
Total pre-tax adjustments	(12)	108	(98)	124
Less tax effect on pre-tax adjustments	2	(16)	17	(18)
Adjusted operating income (loss)	$273	$56	$470	$256

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$30	$(5)	$30	$(12)

Per diluted share:
Net income (loss) attributable to AGL	$3.74	$1.82	$5.23	$4.19
Less pre-tax adjustments:
Realized gains (losses) on investments	0.16	0.08	0.20	0.21
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(0.32)	0.72	(0.85)	0.75
Fair value gains (losses) on CCS	(0.01)	(0.17)	(0.38)	(0.01)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	—	0.71	(0.29)	0.49
Total pre-tax adjustments	(0.17)	1.34	(1.32)	1.44
Less tax effect on pre-tax adjustments	0.03	(0.21)	0.23	(0.22)
Adjusted operating income (loss)	$3.88	$0.69	$6.32	$2.97

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$0.43	$(0.06)	$0.41	$(0.14)

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (2 of 3)
(dollars in millions)

ROE Reconciliation and Calculation
	December 31,	September 30,	December 31,	September 30,	December 31,
	2021	2021	2020	2020	2019
Shareholders' equity attributable to AGL	$6,292	$6,300	$6,643	$6,549	$6,639
Adjusted operating shareholders' equity	5,991	5,906	6,087	6,070	6,246
Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating shareholders' equity	32	—	2	1	7

		Three Months Ended		Year Ended
		December 31,		December 31,
		2021	2020	2021	2020
Net income (loss) attributable to AGL		$263	$148	$389	$362
Adjusted operating income (loss)		273	56	470	256

Average shareholders' equity attributable to AGL		$6,296	$6,596	$6,468	$6,641
Average adjusted operating shareholders' equity		5,949	6,079	6,039	6,167
Gain (loss) related to FG VIE and CIV consolidation included in average adjusted operating shareholders' equity		16	2	17	5

GAAP ROE (1)		16.8%	8.9%	6.0%	5.4%
Adjusted operating ROE (1)		18.4%	3.7%	7.8%	4.2%

1)    Quarterly ROE calculations represent annualized returns.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (3 of 3)
(dollars in millions)

	As of
	December 31,	September 30,	December 31,	September 30,	December 31,
	2021	2021	2020	2020	2019
Reconciliation of shareholders' equity attributable to AGL to adjusted book value:
Shareholders' equity attributable to AGL	$6,292	$6,300	$6,643	$6,549	$6,639
Less pre-tax reconciling items:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(54)	(32)	9	(50)	(56)
Fair value gains (losses) on CCS	23	24	52	65	52
Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	404	492	611	563	486
Less taxes	(72)	(90)	(116)	(99)	(89)
Adjusted operating shareholders' equity	5,991	5,906	6,087	6,070	6,246
Pre-tax reconciling items:
Less: Deferred acquisition costs	131	129	119	118	111
Plus: Net present value of estimated net future revenue	160	164	182	183	206
Plus: Net unearned premium reserve on financial guaranty contracts in excess of expected loss to be expensed	3,402	3,383	3,355	3,346	3,296
Plus taxes	(599)	(597)	(597)	(596)	(590)
Adjusted book value	$8,823	$8,727	$8,908	$8,885	$9,047

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity (net of tax (provision) benefit of $(5), $(1), $-, $(1) and $(2))	$32	$—	$2	$1	$7
Adjusted book value (net of tax (provision) benefit of $(3), $3, $2, $2 and $1)	$23	$(9)	$(8)	$(8)	$(4)

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Fixed-Maturity Securities, Short-Term Investments and Cash
As of December 31, 2021
(dollars in millions)

	Amortized Cost	Allowance for Credit Losses	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income (1)
Fixed maturity securities, available-for-sale:
Obligations of states and political subdivisions(2)(4)	$3,386	$(12)	3.53%	3.25%	$3,660	$120
U.S. government and agencies	123	—	2.03	1.74	128	2
Corporate securities	2,516	(1)	2.59	2.26	2,605	65
Mortgage-backed securities:
Residential mortgage-backed securities (RMBS)(3)(4)	454	(17)	4.55	3.81	437	21
Commercial mortgage-backed securities	332	—	3.47	3.01	346	12
Asset-backed securities (ABS)
CLOs	457	—	2.14	1.69	458	10
Other ABS (4)	420	(12)	5.08	4.10	432	21
Non-U.S. government securities	134	—	1.00	0.98	136	1
Total fixed maturity securities	7,822	(42)	3.22	2.85	8,202	252
Short-term investments	1,225	—	0.01	0.01	1,225	—
Cash (5)	120	—	—	—	120	—
Total	$9,167	$(42)	2.78%	2.46%	$9,547	$252

Ratings (6):	Fair Value	% of Portfolio
U.S. government and agencies	$128	1.6%
AAA/Aaa	1,201	14.6%
AA/Aa	3,008	36.6%
A/A	2,055	25.1%
BBB	1,124	13.7%
Below investment grade (BIG) (7)	612	7.5%
Not rated	74	0.9%
Total fixed maturity securities, available-for-sale	$8,202	100.0%

Duration of fixed-maturity securities and short-term investments (in years):		4.1

Average ratings of fixed-maturity securities and short-term investments		A+

1)    Represents annualized investment income based on amortized cost and pre-tax book yields.
2)    Includes obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds, after giving effect to the lower of the rating assigned by S&P Global Ratings, a division of Standard & Poor's Financial Services LLC (S&P) or Moody's Investors Service, Inc. (Moody's), average A. Includes fair value of $7 million insured by Assured Guaranty Municipal Corp. (AGM).
3)    Includes fair value of $180 million in subprime RMBS, which has an average rating of BIG.
4)    Includes securities purchased or obtained as part of loss mitigation or other risk management strategies.
5)    Cash is not included in the yield calculation.
6)    Ratings are represented by the lower of the Moody's or S&P classifications except for bonds purchased for loss mitigation (loss mitigation securities) or other risk management strategies which use internal ratings classifications.
7)    Includes BIG securities that were purchased or obtained as part of loss mitigation or other risk management strategies of $800 million in par with carrying value of $608 million.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP
(dollars in millions)

Investment Portfolio, Cash and CIVs as of December 31, 2021

	Insurance Subsidiaries (1)	Holding Companies (2)	Other	AGL Consolidated

Fixed-maturity securities	$8,106	$96	$—	$8,202

Short-term investments	859	355	11	1,225
Cash	71	—	49	120
Total short-term investments and cash	930	355	60	1,345
Other invested assets
AssuredIM Funds (3)
CLOs	228	—	(228)	—
Municipal bonds	107	—	(107)	—
Healthcare funds	115	—	(115)	—
Asset-based funds	93	—	(93)	—
Equity method investments AssuredIM Funds	543	—	(543)	—
Other	167	8	6	181
Other invested assets	710	8	(537)	181
Total investment portfolio and cash	$9,746	$459	$(477)	$9,728
CIVs
Assets of CIVs	$—	$—	$5,271	$5,271
Liabilities of CIVs	—	—	(4,436)	(4,436)
Redeemable noncontrolling interests	—	—	(22)	(22)
Nonredeemable noncontrolling interests	—	—	(186)	(186)
Total CIVs	$—	$—	$627	$627

Investment Portfolio, Cash and CIVs as of December 31, 2020

	Insurance Subsidiaries	Holding Companies	Other	AGL Consolidated

Fixed-maturity securities	$8,703	$70	$—	$8,773

Short-term investments	607	224	20	851
Cash	120	11	31	162
Total short-term investments and cash	727	235	51	1,013
Other invested assets
AssuredIM Funds
CLOs	100	—	(100)	—
Municipal bonds	105	—	(105)	—
Healthcare funds	97	—	(6)	91
Asset-based funds	43	—	(43)	—
Equity method investments AssuredIM Funds	345	—	(254)	91
Other	105	8	10	123
Other invested assets	450	8	(244)	214
Total investment portfolio and cash	$9,880	$313	$(193)	$10,000
CIVs
Assets of CIVs	$—	$—	$1,913	$1,913
Liabilities of CIVs	—	—	(1,590)	(1,590)
Redeemable noncontrolling interests	—	—	(21)	(21)
Nonredeemable noncontrolling interests	—	—	(41)	(41)
Total CIVs	$—	$—	$261	$261
1)    Includes the Company's U.S., Bermuda and European insurance subsidiaries.
2)    Includes the Company's' holding companies: AGL, Assured Guaranty US Holdings Inc. and Assured Guaranty Municipal Holdings Inc. (AGMH).
3)    Funds managed by Assured Investment Management LLC (AssuredIM LLC) and its investment management affiliates (together with AssuredIM LLC, AssuredIM) (AssuredIM Funds).

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs
Segment (1 of 2)
(dollars in millions)

Net Investment Income, Equity in Earning of Investees and Fair Value Gains (Losses) on CIVs on a Segment basis for the Three Months Ended December 31, 2021 and December 31, 2020

	Three Months Ended December 31, 2021
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$67	$—	$1	$(3)	$65

Equity in earnings of investees
AssuredIM Funds	$10	$—	$—	$(15)	$(5)
Other	34	—	(1)	—	33
Equity in earnings of investees	$44	$—	$(1)	$(15)	$28

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$74	$74
Noncontrolling interests	—	—	—	(19)	(19)
Total CIVs	$—	$—	$—	$55	$55

	Three Months Ended December 31, 2020
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$70	$—	$1	$(3)	$68

Equity in earnings of investees
AssuredIM Funds	$13	$—	$—	$1	$14
Other	11	—	(1)	—	10
Equity in earnings of investees	$24	$—	$(1)	$1	$24

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$4	$4
Noncontrolling interests	—	—	—	(1)	(1)
Total CIVs	$—	$—	$—	$3	$3

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs
Segment (2 of 2)
(dollars in millions)

Net Investment Income, Equity in Earning of Investees and Fair Value Gains (Losses) on CIVs on a Segment basis for the Year Ended December 31, 2021 and December 31, 2020

	Year Ended December 31, 2021
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$280	$—	$2	$(13)	$269

Equity in earnings of investees
AssuredIM Funds	$80	$—	$—	$(50)	$30
Other	64	—	—	—	64
Equity in earnings of investees	$144	$—	$—	$(50)	$94

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$127	$127
Noncontrolling interests	—	—	—	(30)	(30)
Total CIVs	$—	$—	$—	$97	$97

	Year Ended December 31, 2020
	Insurance	Asset Management	Corporate	Other	Total

Net investment income	$310	$—	$2	$(15)	$297

Equity in earnings of investees
AssuredIM Funds	$42	$—	$—	$(28)	$14
Other	19	—	(6)	—	13
Equity in earnings of investees	$61	$—	$(6)	$(28)	$27

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$41	$41
Noncontrolling interests	—	—	—	(6)	(6)
Total CIVs	$—	$—	$—	$35	$35

Insurance Segment

Assured Guaranty Ltd.
Insurance Segment Results
(dollars in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Segment revenues
Net earned premiums and credit derivative revenues	$111	$159	$438	$504
Net investment income	67	70	280	310
Commutation gains (losses)	—	—	—	38
Other income (loss)	4	14	15	22
Total segment revenues	182	243	733	874

Segment expenses
Loss expense (benefit)	(161)	71	(221)	204
Amortization of DAC	4	5	14	16
Employee compensation and benefit expenses	37	38	142	143
Write-off of Municipal Assurance Corp. (MAC) insurance licenses	—	—	16	—
Other operating expenses	22	24	82	83
Total segment expenses	(98)	138	33	446
Equity in earnings of investees	44	24	144	61
Segment adjusted operating income (loss) before income taxes	324	129	844	489
Less: Provision (benefit) for income taxes	47	20	122	60
Segment adjusted operating income (loss)	$277	$109	$722	$429

Assured Guaranty Ltd.
Claims-Paying Resources
(dollars in millions)

	As of December 31, 2021
	Assured Guaranty Municipal Corp.	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (7)	Eliminations(2)	Consolidated
Claims-paying resources
Policyholders' surplus	$3,053	$2,070	$660	$(211)	$5,572
Contingency reserve(1)	877	348	—	—	1,225
Qualified statutory capital	3,930	2,418	660	(211)	6,797
Unearned premium reserve and net deferred ceding commission income(1)	2,127	353	568	(76)	2,972
Loss and LAE reserves (1)	12	7	148	—	167
Total policyholders' surplus and reserves	6,069	2,778	1,376	(287)	9,936
Present value of installment premium	460	194	229	—	883
CCS	200	200	—	—	400
Total claims-paying resources	6,729	3,172	1,605	(287)	11,219

Statutory net exposure (1)(3)	$152,812	$21,604	$59,056	$(659)	$232,813
Net debt service outstanding (1)(3)	$241,985	$33,024	$89,447	$(1,372)	$363,084

Ratios:
Net exposure to qualified statutory capital	39:1	9:1	89:1		34:1
Capital ratio (4)	62:1	14:1	136:1		53:1
Financial resources ratio (5)	36:1	10:1	56:1		32:1
Statutory net exposure to claims-paying resources	23:1	7:1	37:1		21:1

1)    The numbers shown for AGM have been adjusted to include 100% share of its United Kingdom (U.K.) and French insurance subsidiaries. On April 1, 2021, MAC was merged with and into AGM, with AGM as the surviving company.
2)    Eliminations are primarily for (i) intercompany surplus notes between AGM and AGC, and (ii) eliminations of intercompany deferred ceding commissions. Net exposure and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
3)    Net exposure and net debt service outstanding are presented on a statutory basis. Includes $1,071 million of specialty insurance and reinsurance exposure.
4)    The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.
5)    The financial resources ratio is calculated by dividing net debt service outstanding by total claims-paying resources.
6)    Assured Guaranty Re Ltd. (AG Re) numbers represent the Company's estimate of AGRe on a U.S. statutory basis, except for contingency reserves.

Please refer to the Glossary for an explanation of changes in the presentation of net debt service and net par outstanding.

Assured Guaranty Ltd.
New Business Production
(dollars in millions)

Reconciliation of GWP to PVP for the Three Months Ended December 31, 2021 and December 31, 2020

	Three Months Ended					Three Months Ended
	December 31, 2021					December 31, 2020
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$71	$19	$8	$2	$100	$112	$(1)	$8	$1	$120
Less: Installment GWP and other GAAP adjustments (1)	10	16	5	2	33	33	(2)	7	1	39
Upfront GWP	61	3	3	—	67	79	1	1	—	81
Plus: Installment premium PVP	9	13	7	2	31	31	8	4	2	45
Total PVP	$70	$16	$10	$2	$98	$110	$9	$5	$2	$126

Gross par written	$5,947	$—	$375	$164	$6,486	$6,343	$—	$192	$253	$6,788

Reconciliation of GWP to PVP for the Year Ended December 31, 2021 and December 31, 2020

	Year Ended					Year Ended
	December 31, 2021					December 31, 2020
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S. (2)	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$231	$89	$51	$6	$377	$294	$142	$18	$—	$454
Less: Installment GWP and other GAAP adjustments (1)	43	65	44	6	158	33	141	17	—	191
Upfront GWP	188	24	7	—	219	261	1	1	—	263
Plus: Installment premium PVP	47	55	35	5	142	31	81	13	2	127
Total PVP	$235	$79	$42	$5	$361	$292	$82	$14	$2	$390

Gross par written	$23,793	$1,117	$1,316	$430	$26,656	$21,198	$1,434	$380	$253	$23,265

1)    Includes present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions, and other GAAP adjustments.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Gross Par Written (1 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Three Months Ended December 31,
	2021		2020
	Gross Par Written	Average Internal Rating	Gross Par Written	Average Internal Rating
Sector:
U.S. public finance:
General obligation	$2,609	A-	$2,178	A-
Tax backed	970	A	1,414	A-
Transportation	856	BBB	154	A-
Municipal utilities	684	A-	1,242	A-
Higher education	341	A	53	A-
Healthcare	447	BBB+	388	BBB+
Infrastructure finance	40	A	787	BBB
Other	—	—	127	A+
Total U.S. public finance	5,947	A-	6,343	A-
Non-U.S. public finance:
Total non-U.S. public finance	—	—	—	—
Total public finance	5,947	A-	6,343	A-

U.S. structured finance:
Insurance securitization	217	AA-	181	AA-
Pooled corporate obligations	11	AAA	—	—
Other	147	A-	11	BBB+
Total U.S. structured finance	375	A+	192	AA-
Non-U.S. structured finance:
Pooled corporate obligations	131	AAA	—	—
Insurance securitization	—	—	253	AA-
Other	33	A	—	—
Total non-U.S. structured finance	164	AAA	253	AA-
Total structured finance	539	AA-	445	AA-

Total gross par written	$6,486	A-	$6,788	A-

Please refer to the Glossary for a description of internal ratings and sectors.

Assured Guaranty Ltd.
Gross Par Written (2 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Year Ended December 31,
	2021		2020
	Gross Par Written	Average Internal Rating	Gross Par Written	Average Internal Rating
Sector:
U.S. public finance:
General obligation	$9,284	A-	$8,779	A-
Tax backed	4,271	A-	3,147	A-
Transportation	3,307	A-	583	A-
Municipal utilities	3,008	A-	3,421	A-
Higher education	1,544	A	1,479	BBB+
Healthcare	1,524	BBB+	2,816	BBB+
Infrastructure finance	792	BBB+	787	BBB
Housing revenue	44	BBB-	59	BBB-
Other	19	A	127	A+
Total U.S. public finance	23,793	A-	21,198	A-
Non-U.S. public finance:
Infrastructure finance	858	BBB	117	BBB+
Renewable energy	153	BBB+	1,103	BBB
Sovereign and sub-sovereign	106	A	214	A+
Total non-U.S. public finance	1,117	BBB+	1,434	BBB+
Total public finance	24,910	A-	22,632	A-

U.S. structured finance:
Insurance securitization	1,065	A+	321	AA-
Commercial mortgage-backed securities	37	A	—	—
Pooled corporate obligations	11	AAA	—	—
Structured credit	—	—	48	BBB
Other	203	A-	11	BBB+
Total U.S. structured finance	1,316	A+	380	AA-
Non-U.S. structured finance:
Pooled corporate obligations	397	AA	—	—
Insurance securitization	—	—	253	AA-
Other	33	A	—	—
Total non-U.S. structured finance	430	AA	253	AA-
Total structured finance	1,746	AA-	633	AA-

Total gross par written	$26,656	A-	$23,265	A-

Please refer to the Glossary for a description of internal ratings and sectors.

Assured Guaranty Ltd.
New Business Production by Quarter
(dollars in millions)

									Year Ended
	1Q-20	2Q-20	3Q-20	4Q-20	1Q-21	2Q-21	3Q-21	4Q-21	2020	2021
PVP:
Public finance - U.S.	$29	$60	$93	$110	$81	$29	$55	$70	$292	$235
Public finance - non-U.S.	21	28	24	9	3	43	17	16	82	79
Structured finance - U.S.	1	8	—	5	2	9	21	10	14	42
Structured finance - non-U.S.	—	—	—	2	—	—	3	2	2	5
Total PVP	$51	$96	$117	$126	$86	$81	$96	$98	$390	$361

Reconciliation of GWP to PVP:

Total GWP	$64	$149	$121	$120	$87	$84	$106	$100	$454	$377
Less: Installment GWP and other GAAP adjustments	35	89	28	39	38	35	52	33	191	158
Upfront GWP	29	60	93	81	49	49	54	67	263	219
Plus: Installment premium PVP	22	36	24	45	37	32	42	31	127	142
Total PVP	$51	$96	$117	$126	$86	$81	$96	$98	$390	$361

Gross par written:
Public finance - U.S.	$2,641	$5,282	$6,932	$6,343	$5,427	$4,716	$7,703	$5,947	$21,198	$23,793
Public finance - non-U.S.	377	557	500	—	—	961	156	—	1,434	1,117
Structured finance - U.S.	15	173	—	192	45	460	436	375	380	1,316
Structured finance - non-U.S.	—	—	—	253	—	—	266	164	253	430
Total	$3,033	$6,012	$7,432	$6,788	$5,472	$6,137	$8,561	$6,486	$23,265	$26,656

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Estimated Net Exposure Amortization(1) and Estimated Future Financial Guaranty Net Premium
and Credit Derivative Revenues
(dollars in millions)

			Financial Guaranty Insurance (2)
	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding	Expected PV Net Earned Premiums (i.e. Net Deferred Premium Revenue)	Accretion of Discount	Effect of FG VIE Consolidation on Expected PV Net Earned Premiums and Accretion of Discount	Future Credit Derivative Revenues (3)
2021 (as of December 31)		$367,360
2022 Q1	$4,854	362,506	$78	$5	$1	$2
2022 Q2	4,204	358,302	78	5	1	2
2022 Q3	6,683	351,619	77	5	1	2
2022 Q4	5,782	345,837	75	5	1	2
2023	19,273	326,564	287	20	3	9
2024	19,766	306,798	265	19	3	8
2025	19,711	287,087	241	17	3	8
2026	18,923	268,164	223	16	2	7

2022-2026	99,196	268,164	1,324	92	15	40
2027-2031	81,231	186,933	920	64	12	33
2032-2036	67,654	119,279	628	42	11	27
2037-2041	48,717	70,562	361	27	2	18
After 2041	70,562	—	495	43	—	13
Total	$367,360		$3,728	$268	$40	$131

	GAAP	Effect of FG VIE Consolidation on Net Unearned Premium Reserve
Net deferred premium revenue:
Financial guaranty	$3,728	$39
Specialty	11	—
Net deferred premium revenue	3,739	39
Contra-paid	(40)	(4)
Net unearned premium reserve	$3,699	$35

1)    Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of December 31, 2021. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed obligations, terminations and because of management's assumptions on structured finance amortization.
2)    See page 27, ‘‘Net Expected Loss to be Expensed.’’ The following is a reconciliation of net deferred premium revenue to net unearned premiums reserve. Unearned premium reserve represents deferred premium revenue less claim payments made (net of recoveries received) that have been recognized in the statement of operations (contra-paid).
3)    Represents expected future premiums on insured credit derivatives.

Assured Guaranty Ltd.
Rollforward of Net Expected Loss and LAE to be Paid
(dollars in millions)

Rollforward of Net Expected Loss and LAE to be Paid (1) for the Three Months Ended December 31, 2021

	Net Expected Loss to be Paid (Recovered) as of September 30, 2021	Economic Loss Development (Benefit) During 4Q-21	Net (Paid) Recovered Losses During 4Q-21	Net Expected Loss to be Paid (Recovered) as of December 31, 2021
Public Finance:
U.S. public finance	$(9)	$(169)	$375	$197
Non-U.S public finance	19	(7)	—	12
Public Finance	10	(176)	375	209

Structured Finance:
U.S. RMBS	142	(18)	26	150
Other structured finance	47	8	(3)	52
Structured Finance	189	(10)	23	202
Total	$199	$(186)	$398	$411

Rollforward of Net Expected Loss and LAE to be Paid (1) for the Year Ended December 31, 2021

	Net Expected Loss to be Paid (Recovered) as of December 31, 2020	Economic Loss Development (Benefit) During 2021	Net (Paid) Recovered Losses During 2021	Net Expected Loss to be Paid (Recovered) as of December 31, 2021
Public Finance:
U.S. public finance	$305	$(182)	$74	$197
Non-U.S public finance	36	(22)	(2)	12
Public Finance	341	(204)	72	209

Structured Finance:
U.S. RMBS	148	(100)	102	150
Other structured finance	40	17	(5)	52
Structured Finance	188	(83)	97	202
Total	$529	$(287)	$169	$411

1)    Includes expected loss to be paid, economic loss development and paid (recovered) losses for all contracts (i.e., those accounted for as insurance, credit derivatives and FG VIEs).

Assured Guaranty Ltd.
Loss Measures
As of December 31, 2021
(dollars in millions)

		Three Months Ended December 31, 2021			Year Ended December 31, 2021
	Total Net Par Outstanding for BIG Transactions	GAAP Loss and LAE (Benefit) (1)	Loss and LAE (Benefit) included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (Benefit) (3)	GAAP Loss and LAE (Benefit) (1)	Loss and LAE (Benefit) included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (Benefit) (3)
Public finance:
U.S. public finance	$5,372	$(153)	$(153)	$(153)	$(146)	$(146)	$(146)
Non-U.S public finance	600	—	—	—	(9)	(9)	(9)
Public finance	5,972	(153)	(153)	(153)	(155)	(155)	(155)
Structured finance:
U.S. RMBS	$1,265	(15)	(14)	(16)	(69)	(69)	(84)
Other structured finance	119	2	8	8	4	18	18
Structured finance	1,384	(13)	(6)	(8)	(65)	(51)	(66)
Total	$7,356	$(166)	$(159)	$(161)	$(220)	$(206)	$(221)

1)    Includes loss expense related to contracts that are accounted for as insurance contracts.
2)    Includes loss expense related to contracts that are accounted for as insurance contracts and credit derivatives.
3)    Includes loss expense related to contracts that are accounted for as insurance contracts, credit derivatives, and consolidated FG VIEs.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Net Expected Loss to be Expensed(1)
As of December 31, 2021
(dollars in millions)

GAAP

2022 Q1	$7
2022 Q2	7
2022 Q3	7
2022 Q4	7
2023	27
2024	27
2025	26
2026	26
2022-2026	134
2027-2031	111
2032-2036	66
2037-2041	11
After 2041	3
Total expected present value of net expected loss to be expensed (2)	325
Future accretion	129
Total expected future loss and LAE	$454

1)    The present value of net expected loss to be paid is discounted using risk free rates ranging from 0.0% to 1.98% for U.S. dollar denominated obligations.
2)    Excludes $28 million related to FG VIEs, which are eliminated in consolidation.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
(dollars in millions)

Net Par Outstanding and Average Internal Rating by Asset Type

	As of December 31, 2021		As of December 31, 2020
	Net Par Outstanding	Average Internal Rating	Net Par Outstanding	Average Internal Rating
U.S. public finance:
General obligation	$72,896	A-	$72,268	A-
Tax backed	35,726	A-	34,800	A-
Municipal utilities	25,556	A-	25,275	A-
Transportation	17,241	BBB+	15,179	BBB+
Healthcare	9,588	BBB+	8,691	BBB+
Higher education	6,927	A-	6,127	A-
Infrastructure finance	6,329	A-	5,843	A-
Housing revenue	1,000	BBB-	1,149	BBB
Investor-owned utilities	611	A-	644	A-
Renewable energy	193	A-	204	A-
Other public finance	1,152	A-	1,417	A-
Total U.S. public finance	177,219	A-	171,597	A-
Non-U.S public finance:
Regulated utilities	18,814	BBB+	19,370	BBB+
Infrastructure finance	16,475	BBB	17,819	BBB
Sovereign and sub-sovereign	10,886	A+	11,682	A+
Renewable energy	2,398	A-	2,708	A-
Pooled infrastructure	1,372	AAA	1,449	AAA
Total non-U.S. public finance	49,945	BBB+	53,028	A-
Total public finance	227,164	A-	224,625	A-

U.S. structured finance:
Life insurance transactions	3,431	AA-	2,581	AA-
RMBS	2,391	BB+	2,990	BBB-
Financial products	770	AA-	820	AA-
Consumer receivables	583	A+	768	A-
Pooled corporate obligations	534	AA+	1,193	AA
Other structured finance	665	BBB+	600	A-
Total U.S. structured finance	8,374	A	8,952	A
Non-U.S. structured finance:
Pooled corporate obligations	351	AAA	—	—
RMBS	325	A	357	A
Other structured finance	178	AA	219	A+
Total non-U.S structured finance	854	AA	576	A
Total structured finance	9,228	A	9,528	A

Total	$236,392	A-	$234,153	A-

Please refer to the Glossary for an explanation of the presentation of net par outstanding and the Company's internal rating approach, and of the various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
As of December 31, 2021
(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	Public Finance - U.S.		Public Finance - Non-U.S.		Structured Finance - U.S.		Structured Finance - Non-U.S.		Total
Ratings:	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA	$272	0.2%	$2,217	4.5%	806	9.6%	493	57.7%	$3,788	1.6%
AA	16,372	9.2	4,205	8.4	4,760	56.8	22	2.6	25,359	10.7
A	94,459	53.3	10,659	21.3	813	9.7	160	18.7	106,091	44.9
BBB	60,744	34.3	32,264	64.6	611	7.3	179	21.0	93,798	39.7
BIG	5,372	3.0	600	1.2	1,384	16.6	—	—	7,356	3.1
Net Par Outstanding (1)	$177,219	100.0%	$49,945	100.0%	$8,374	100.0%	$854	100.0%	$236,392	100.0%

1)    As of December 31, 2021, the Company excluded $1.3 billion of net par attributable to loss mitigation securities.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and the Company's internal rating approach, and of the various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
As of December 31, 2021
(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio

	Net Par Outstanding	% of Total

U.S.:
U.S. public finance:
California	$35,322	14.9%
Texas	17,233	7.3
Pennsylvania	15,631	6.6
New York	15,155	6.4
Illinois	12,807	5.5
New Jersey	10,173	4.3
Florida	7,284	3.1
Michigan	5,261	2.2
Louisiana	5,203	2.2
Alabama	3,800	1.6
Other	49,350	20.9
Total U.S. public finance	177,219	75.0
U.S. structured finance	8,374	3.5
Total U.S.	185,593	78.5

Non-U.S.:
United Kingdom	38,044	16.1
France	2,718	1.1
Canada	2,107	0.9
Spain	1,762	0.8
Australia	1,667	0.7
Other	4,501	1.9
Total non-U.S.	50,799	21.5

Total net par outstanding	$236,392	100.0%

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Specialty Insurance and Reinsurance Exposure
As of December 31, 2021
(dollars in millions)

	As of December 31, 2021		As of December 31, 2020
	Gross Exposure	Net Exposure	Gross Exposure	Net Exposure
Life insurance transactions (1)	$1,250	$871	$1,121	$720
Aircraft residual value insurance policies	355	200	363	208
Total	$1,605	$1,071	$1,484	$928

1)    The life insurance transactions net exposure is projected to reach $1.1 billion by September 30, 2026.
2)    As of December 31, 2021, gross exposure of $144 million and net exposure of $84 million of aircraft residual value insurance was rated BIG. As of December 31, 2020, gross and net exposure of $13 million of aircraft residual value insurance was rated BIG.

Assured Guaranty Ltd.
Expected Amortization of Net Par Outstanding
(dollars in millions)

Structured Finance

	Estimated Net Par Amortization
	U.S. and Non-U.S. Pooled Corporate	U.S. RMBS	Financial Products	Other Structured Finance	Total	Estimated Ending Net Par Outstanding

2021 (as of December 31)						$9,228
2022 Q1	$6	$124	$28	$138	$296	8,932
2022 Q2	6	99	14	11	130	8,802
2022 Q3	6	96	(14)	65	153	8,649
2022 Q4	5	85	(8)	34	116	8,533
2023	46	300	12	219	577	7,956
2024	47	273	16	226	562	7,394
2025	32	251	47	252	582	6,812
2026	118	196	59	211	584	6,228

2022-2026	266	1,424	154	1,156	3,000	6,228
2027-2031	393	427	401	1,354	2,575	3,653
2032-2036	107	238	183	1,331	1,859	1,794
2037-2041	119	296	30	843	1,288	506
After 2041	—	6	2	498	506	—
Total structured finance	$885	$2,391	$770	$5,182	$9,228

Public Finance

	Estimated Net Par Amortization	Estimated Ending Net Par Outstanding

2021 (as of December 31)		$227,164
2022 Q1	$1,860	225,304
2022 Q2	1,511	223,793
2022 Q3	3,959	219,834
2022 Q4	3,407	216,427
2023	9,617	206,810
2024	10,551	196,259
2025	10,963	185,296
2026	10,661	174,635

2022-2026	52,529	174,635
2027-2031	46,480	128,155
2032-2036	43,842	84,313
2037-2041	33,531	50,782
After 2041	50,782	—
Total public finance	$227,164

Net par outstanding (end of period)

	1Q-20	2Q-20	3Q-20	4Q-20	1Q-21	2Q-21	3Q-21	4Q-21
Public finance - U.S.	$172,795	$173,143	$172,570	$171,597	$172,941	$173,667	$175,952	$177,219
Public finance - non-U.S.	48,575	49,293	51,242	53,028	52,099	51,966	50,305	49,945
Structured finance - U.S.	8,806	8,822	8,581	8,952	8,678	8,568	8,677	8,374
Structured finance - non-U.S.	722	701	682	576	552	535	734	854
Net par outstanding	$230,898	$231,959	$233,075	$234,153	$234,270	$234,736	$235,668	$236,392

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Exposure to Puerto Rico (1 of 3)
As of December 31, 2021
(dollars in millions)

Exposure to Puerto Rico

	Par Outstanding		Debt Service Outstanding
	Gross	Net	Gross	Net
Total	$3,629	$3,572	$5,322	$5,250

Exposure to Puerto Rico by Risk

	Net Par Outstanding
	AGM	AGC	AG Re	Eliminations(1)	Total Net Par Outstanding	Gross Par Outstanding
Puerto Rico Exposures Subject to a Plan or Support Agreement (2)
Commonwealth of Puerto Rico - General Obligation (GO)	$574	$170	$353	$—	$1,097	$1,135
Puerto Rico Public Buildings Authority (PBA)	2	122	—	(2)	122	122
Subtotal - GO/PBA Plan	576	292	353	(2)	1,219	1,257

Puerto Rico Highways and Transportation Authority (PRHTA) (Transportation revenue)	233	467	178	(79)	799	799
PRHTA (Highway revenue)	381	51	25	—	457	457
Puerto Rico Convention Center District Authority (PRCCDA) (3)	—	152	—	—	152	152
Subtotal - HTA/CCDA PSA	614	670	203	(79)	1,408	1,408

Puerto Rico Electric Power Authority (PREPA)	469	69	210	—	748	759
Puerto Rico Infrastructure Financing Authority (PRIFA) (3)	—	15	1	—	16	16
Subtotal Subject to a Plan or Support Agreement	1,659	1,046	767	(81)	3,391	3,440

Other Puerto Rico Exposures
Puerto Rico Municipal Finance Agency (MFA) (4)	126	16	37	—	179	187
Puerto Rico Aqueduct and Sewer Authority (PRASA) and University of Puerto Rico (U of PR) (4)	—	2	—	—	2	2
Subtotal Other Puerto Rico Exposures	126	18	37	—	181	189
Total exposure to Puerto Rico	$1,785	$1,064	$804	$(81)	$3,572	$3,629

1)    Net par outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
2)    The Plan and Support Agreements, including the GO/PBA Plan, the HTA/CCDA Plan Support Agreement and the PREPA Restructuring Support Agreement, are described in Annual Report on Form 10-K for the annual period ended December 31, 2021, Part II, Item 8, Financial Statements and Supplementary Data, Note 4, Outstanding Exposure.
3)    As of the date of this filing, an order has been entered under Title VI of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) modifying this debt consistent with the relevant Support Agreement.
4)    As of the date of this filing, the Company has not paid claims on these credits.

Assured Guaranty Ltd.
Exposure to Puerto Rico (2 of 3)
As of December 31, 2021
(dollars in millions)

Amortization Schedule of Net Par Outstanding of Puerto Rico

	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032 -2036	2037 -2041	2042	Total
Puerto Rico Exposures Subject to a Plan or Support Agreement
Commonwealth of Puerto Rico - GO Bonds	$—	$—	$37	$—	$14	$73	$68	$35	$90	$33	$63	$48	$43	$488	$105	$—	$1,097
PBA	—	—	—	—	7	—	6	11	40	—	1	1	1	55	—	—	122
Subtotal GO/PBA Plan	—	—	37	—	21	73	74	46	130	33	64	49	44	543	105	—	1,219
PRHTA (Transportation revenue)	—	—	28	—	33	4	29	24	29	34	49	31	22	310	201	5	799
PRHTA (Highway revenue)	—	—	40	—	32	32	34	1	—	10	13	16	39	240	—	—	457
PRCCDA	—	—	—	—	—	—	—	—	19	—	—	—	—	133	—	—	152
Subtotal HTA/CCDA PSA	—	—	68	—	65	36	63	25	48	44	62	47	61	683	201	5	1,408
PREPA	—	—	28	—	95	93	68	106	105	69	39	44	75	26	—	—	748
PRIFA	—	—	—	—	2	—	—	—	—	—	—	—	—	—	14	—	16
Subtotal Subject to a Plan or Support Agreement	—	—	133	—	183	202	205	177	283	146	165	140	180	1,252	320	5	3,391

Other Puerto Rico Exposures
MFA	—	—	43	—	23	19	18	37	15	12	7	5	—	—	—	—	179
PRASA and U of PR	—	—	—	—	—	1	—	—	—	—	—	—	—	1	—	—	2
Subtotal Other Puerto Rico Exposures	—	—	43	—	23	20	18	37	15	12	7	5	—	1	—	—	181

Total	$—	$—	$176	$—	$206	$222	$223	$214	$298	$158	$172	$145	$180	$1,253	$320	$5	$3,572

Assured Guaranty Ltd.
Exposure to Puerto Rico (3 of 3)
As of December 31, 2021
(dollars in millions)

Amortization Schedule of Net Debt Service Outstanding of Puerto Rico

	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032 -2036	2037 -2041	2042	Total
Puerto Rico Exposures Subject to a Plan or Support Agreement
Commonwealth of Puerto Rico - GO Bonds	$29	$—	$66	$—	$70	$128	$119	$82	$136	$74	$103	$84	$77	$594	$111	$—	$1,673
PBA	3	—	3	—	13	6	13	17	44	4	4	3	3	63	—	—	176
Subtotal GO/PBA Plan	32	—	69	—	83	134	132	99	180	78	107	87	80	657	111	—	1,849
PRHTA (Transportation revenue)	21	—	48	—	73	42	67	61	64	67	81	61	49	423	237	5	1,299
PRHTA (Highway revenue)	12	—	52	—	54	53	53	18	17	27	29	32	54	278	—	—	679
PRCCDA	3	—	4	—	7	7	7	7	26	6	6	6	6	152	—	—	237
Subtotal HTA/CCDA PSA	36	—	104	—	134	102	127	86	107	100	116	99	109	853	237	5	2,215
PREPA	15	2	43	3	129	121	91	126	122	80	47	52	81	29	—	—	941
PRIFA	—	—	—	—	3	1	1	1	1	1	1	—	1	3	16	—	29
Subtotal Subject to a Plan or Support Agreement	83	2	216	3	349	358	351	312	410	259	271	238	271	1,542	364	5	5,034

Other Puerto Rico Exposures
MFA	5	—	48	—	29	24	22	41	17	14	8	6	—	—	—	—	214
PRASA and U of PR	—	—	—	—	—	1	—	—	—	—	—	—	—	1	—	—	2
Subtotal Other Puerto Rico Exposures	5	—	48	—	29	25	22	41	17	14	8	6	—	1	—	—	216

Total	$88	$2	$264	$3	$378	$383	$373	$353	$427	$273	$279	$244	$271	$1,543	$364	$5	$5,250

Assured Guaranty Ltd.
U.S. RMBS Profile
As of December 31, 2021
(dollars in millions)

Distribution of U.S. RMBS by Rating and Type of Exposure

Ratings:	Prime First Lien	Alt-A First Lien	Option ARMs	Subprime First Lien	Second Lien	Total Net Par Outstanding
AAA	$4	$84	$11	$450	$2	$551
AA	9	71	8	161	7	256
A	3	19	—	6	95	123
BBB	7	3	1	15	170	196
BIG	46	238	17	822	142	1,265
Total exposures	$69	$415	$37	$1,454	$416	$2,391

Distribution of U.S. RMBS by Year Insured and Type of Exposure

Year insured:	Prime First Lien	Alt-A First Lien	Option ARMs	Subprime First Lien	Second Lien	Total Net Par Outstanding
2004 and prior	$12	$11	$—	$400	$22	$445
2005	27	143	18	194	75	457
2006	30	29	1	72	135	267
2007	—	232	18	754	184	1,188
2008	—	—	—	34	—	34
Total exposures	$69	$415	$37	$1,454	$416	$2,391

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding, internal ratings and a description of sectors.

Assured Guaranty Ltd.
Direct Pooled Corporate Obligations Profile
As of December 31, 2021
(dollars in millions)

Distribution of Direct Pooled Corporate Obligations by Ratings

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement
Ratings:
AAA	$575	65.5%	41.4%	50.0%
AA	175	20.0	42.9%	57.2%
A	97	11.0	38.5%	48.6%
BBB	31	3.5	41.9%	43.4%
Total exposures	$878	100.0%	41.4%	51.1%

Distribution of Direct Pooled Corporate Obligations by Asset Class

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average. Current Credit Enhancement	Number of Transactions	Average Rating
Asset class:
Trust preferred
Banks and insurance	$389	44.3%	43.7%	61.5%	12	AA+
U.S. mortgage and real estate investment trusts	91	10.4	47.3%	64.9%	3	A+
CLOs	398	45.3	37.8%	37.8%	5	AAA
Total exposures	$878	100.0%	41.4%	51.1%	20	AA+

Please refer to the Glossary for an explanation of internal ratings, performance indicators and sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (1 of 3)
(dollars in millions)

BIG Exposures by Asset Exposure Type

	As of
	December 31, 2021	December 31, 2020
U.S. public finance:
Tax backed	$2,327	$2,167
General obligation	1,561	1,657
Municipal utilities	1,069	1,109
Transportation	110	100
Housing revenue	90	94
Infrastructure finance	46	33
Higher education	46	147
Healthcare	23	28
Other public finance	100	104
Total U.S. public finance	5,372	5,439
Non-U.S. public finance:
Infrastructure finance	470	403
Sovereign and sub-sovereign	102	455
Renewable energy	28	37
Total non-U.S. public finance	600	895
Total public finance	$5,972	$6,334

U.S. structured finance:
RMBS	$1,265	$1,480
Consumer receivables	72	90
Life insurance transactions	40	40
Other structured finance	7	31
Total U.S. structured finance	1,384	1,641
Non-U.S. structured finance:
Total non-U.S. structured finance	—	—
Total structured finance	$1,384	$1,641
Total BIG net par outstanding	$7,356	$7,975

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (2 of 3)
(dollars in millions)

Net Par Outstanding by BIG Category (1)

	As of
	December 31, 2021	December 31, 2020
BIG Category 1
U.S. public finance	$1,765	$1,777
Non-U.S. public finance	556	846
U.S. structured finance	122	228
Non-U.S. structured finance	—	—
Total BIG Category 1	2,443	2,851
BIG Category 2
U.S. public finance	116	57
Non-U.S. public finance	—	—
U.S. structured finance	65	77
Non-U.S. structured finance	—	—
Total BIG Category 2	181	134
BIG Category 3
U.S. public finance	3,491	3,605
Non-U.S. public finance	44	49
U.S. structured finance	1,197	1,336
Non-U.S. structured finance	—	—
Total BIG Category 3	4,732	4,990
BIG Total	$7,356	$7,975

1)    Assured Guaranty's surveillance department is responsible for monitoring the Company's portfolio of credits and maintains a list of BIG credits. BIG Category 1: Below-investment-grade transactions showing sufficient deterioration to make future losses possible, but for which none are currently expected. BIG Category 2: Below-investment-grade transactions for which future losses are expected but for which no claims (other than liquidity claims which are claims that the Company expects to be reimbursed within one year) have yet been paid. BIG Category 3: Below-investment-grade transactions for which future losses are expected and on which claims (other than liquidity claims) have been paid.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (3 of 3)
As of December 31, 2021
(dollars in millions)

Public Finance and Structured Finance BIG Exposures with Revenue Sources Greater Than $50 Million

	Net Par Outstanding	Internal Rating (1)	60+ Day Delinquencies
Name or description
U.S. public finance:
Puerto Rico Highways & Transportation Authority	$1,256	CCC
Puerto Rico, General Obligation, Appropriations and Guarantees of the Commonwealth	1,235	CCC
Puerto Rico Electric Power Authority	748	CCC
Illinois Sports Facilities Authority	260	BB+
Virgin Islands Public Finance Authority (Federal Excise Tax Match)	256	BB
Puerto Rico Municipal Finance Agency	179	CCC
Jackson Water & Sewer System, Mississippi	171	BB
Virgin Islands Public Finance Authority (Gross Receipts)	162	BB
Puerto Rico Convention Center District Authority	152	CCC
Stockton City, California	100	B
Harrisburg Parking System, Pennsylvania	79	B
San Jacinto River Authority (GRP Project), Texas	65	BB+
Indiana University of Pennsylvania, Pennsylvania	60	CCC
Atlantic City, New Jersey	54	BB
Virgin Islands Water and Power Authority	51	CCC
Total U.S. public finance	$4,828

Non-U.S. public finance:
Road Management Services PLC (A13 Highway)	$160	B+
Dartford & Gravesham NHS Trust The Hospital Company (Dartford) Plc	127	BB+
M6 Duna Autopalya Koncesszios Zrt.	81	BB+
Private International Transaction	67	BB-
Total non-U.S. public finance	$435
Total public finance	$5,263

U.S. structured finance:
RMBS:
Soundview 2007-WMC1	$148	CCC	34.6%
Option One 2007-FXD2	136	CCC	20.7%
Option One Mortgage Loan Trust 2007-HL1	102	CCC	19.5%
Argent Securities Inc. 2005-W4	93	CCC	8.9%
Nomura Asset Accept. Corp. 2007-1	78	CCC	19.6%
New Century 2005-A	66	CCC	21.9%
ACE 2007-SL1	50	CCC	9.0%
Total RMBS-U.S. structured finance	$673

Total non-U.S. structured finance	$—
Total structured finance	$673

Total	$5,936

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of performance indicators and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (1 of 3)
As of December 31, 2021
(dollars in millions)

50 Largest U.S. Public Finance Exposures by Revenue Source

Credit Name:	Net Par Outstanding	Internal Rating(1)
New Jersey (State of)	$3,686	BBB
Pennsylvania (Commonwealth of)	1,782	A-
New York Metropolitan Transportation Authority	1,752	A-
Illinois (State of)	1,456	BBB-
Puerto Rico Highways & Transportation Authority	1,256	CCC
Puerto Rico, General Obligation, Appropriations and Guarantees of the Commonwealth	1,235	CCC
Foothill/Eastern Transportation Corridor Agency, California	1,206	BBB
North Texas Tollway Authority	1,185	A
Metro Washington Airports Authority (Dulles Toll Road)	1,098	BBB+
CommonSpirit Health, Illinois	940	A-
San Diego Family Housing, LLC	925	AA
Philadelphia School District, Pennsylvania	909	A-
Alameda Corridor Transportation Authority, California	893	BBB+
Great Lakes Water Authority (Sewerage), Michigan	869	A-
Yankee Stadium LLC New York City Industrial Development Authority	859	BBB
California (State of)	858	AA-
Chicago Public Schools, Illinois	832	BBB-
Suffolk County, New York	822	BBB
ProMedica Healthcare Obligated Group, Ohio	820	BBB
Central Florida Expressway Authority, Florida	814	A+
Dade County Seaport, Florida	810	A
Wisconsin (State of)	806	A
Tucson (City of), Arizona	795	A+
Metropolitan Pier and Exposition Authority, Illinois	789	BBB-
Massachusetts (Commonwealth of) Water Resources	772	AA
Pennsylvania Turnpike Commission	762	A-
Port Authority of New York and New Jersey	751	BBB-
Montefiore Medical Center, New York	749	BBB-
Puerto Rico Electric Power Authority	748	CCC
Jefferson County Alabama Sewer	741	BBB
New York (City of), New York	737	AA-
Philadelphia (City of), Pennsylvania	732	BBB+
Nassau County, New York	726	A-
Anaheim (City of), California	720	A-
Clark County School District, Nevada	676	BBB+
San Joaquin Hills Transportation, California	666	BBB
Pittsburgh Water & Sewer, Pennsylvania	663	A-
Long Island Power Authority	644	A-
Massachusetts (Commonwealth of)	619	AA-
Mets Queens Ballpark	609	BBB
North Carolina Turnpike Authority	593	BBB-
Oglethorpe Power Corporation, Georgia	575	BBB
Regional Transportation Authority (Sales Tax), Illinois	570	AA-
Hayward Unified School District, California	554	A
LCOR Alexandria LLC	548	A-
Kansas City, Missouri	534	A
New Jersey Turnpike Authority	500	A-
Municipal Electric Authority of Georgia	488	BBB+
Garden State Preservation Trust, New Jersey Open Space & Farmland	487	BBB+
West Contra Costa Unified School District, California	477	AA-
Total top 50 U.S. public finance exposures	$44,038
1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (2 of 3)
As of December 31, 2021
(dollars in millions)

25 Largest U.S. Structured Finance Exposures

Credit Name:	Net Par Outstanding	Internal Rating(1)
Private US Insurance Securitization	$1,100	AA
Private US Insurance Securitization	762	AA-
Private US Insurance Securitization	384	AA-
Private US Insurance Securitization	378	AA-
Private US Insurance Securitization	314	AA-
Private US Insurance Securitization	313	A
SLM Student Loan Trust 2007-A	271	AA
Soundview 2007-WMC1	148	CCC
Option One 2007-FXD2	136	CCC
Private US Insurance Securitization	134	AA
New Century Home Equity Loan Trust 2006-1	111	AAA
CWABS 2007-4	108	A+
SLM Student Loan Trust 2006-C	106	AA
Option One Mortgage Loan Trust 2007-HL1	102	CCC
Argent Securities Inc. 2005-W4	93	CCC
Nomura Asset Accept. Corp. 2007-1	78	CCC
New Century 2005-A	66	CCC
ALESCO Preferred Funding XIII, Ltd.	65	AAA
CWALT Alternative Loan Trust 2007-HY9	65	A
OwnIt Mortgage Loan ABS Certificates 2006-3	65	AAA
CAPCO - Excess SIPC Excess of Loss Reinsurance	63	BBB
Private Other Structured Finance Transaction	62	A-
Countrywide HELOC 2006-I	62	A
Countrywide 2007-13	61	AA
Soundview Home Equity Loan Trust 2006-OPT1	60	AAA
Total top 25 U.S. structured finance exposures	$5,107

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (3 of 3)
As of December 31, 2021
(dollars in millions)

50 Largest Non-U.S. Exposures by Revenue Source

Credit Name:	Country	Net Par Outstanding	Internal Rating
Southern Water Services Limited	United Kingdom	$2,377	BBB
Southern Gas Networks PLC	United Kingdom	1,871	BBB
Thames Water Utilities Finance Plc	United Kingdom	1,829	BBB
Quebec Province	Canada	1,786	A+
Dwr Cymru Financing Limited	United Kingdom	1,726	A-
Anglian Water Services Financing PLC	United Kingdom	1,580	A-
National Grid Gas PLC	United Kingdom	1,401	BBB+
Channel Link Enterprises Finance PLC	France, United Kingdom	1,239	BBB
British Broadcasting Corporation (BBC)	United Kingdom	1,231	A+
Societe des Autoroutes du Nord et de l'est de la France S.A.	France	1,206	BBB+
Capital Hospitals (Issuer) PLC	United Kingdom	934	BBB-
Aspire Defence Finance plc	United Kingdom	836	BBB+
Verbund, Lease and Sublease of Hydro-Electric Equipment	Austria	826	AAA
Yorkshire Water Services Finance Plc	United Kingdom	719	BBB
Verdun Participations 2 S.A.S.	France	704	BBB-
Envestra Limited	Australia	646	A-
National Grid Company plc	United Kingdom	628	BBB+
South Lanarkshire Schools	United Kingdom	606	BBB
Severn Trent Water Utilities Finance Plc	United Kingdom	580	BBB+
Campania Region - Healthcare receivable	Italy	550	BB+
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	United Kingdom	546	BBB-
Wessex Water Services Finance plc	United Kingdom	517	BBB+
Derby Healthcare PLC	United Kingdom	516	BBB
Sydney Airport Finance Company	Australia	500	BBB+
United Utilities Water PLC	United Kingdom	493	BBB+
NewHospitals (St Helens & Knowsley) Finance PLC	United Kingdom	473	BBB+
North Staffordshire PFI, 32-year EIB Index-Linked Facility	United Kingdom	470	BBB-
Central Nottinghamshire Hospitals PLC	United Kingdom	468	BBB-
South East Water	United Kingdom	458	BBB
International Infrastructure Pool	United Kingdom	457	AAA
International Infrastructure Pool	United Kingdom	457	AAA
International Infrastructure Pool	United Kingdom	457	AAA
Scotland Gas Networks plc	United Kingdom	454	BBB
The Hospital Company (QAH Portsmouth) Limited	United Kingdom	443	BBB
Japan Expressway Holding and Debt Repayment Agency	Japan	383	A+
Private International Sub-Sovereign Transaction	United Kingdom	381	AA-
University of Essex, United Kingdom	United Kingdom	377	BBB+
Comision Federal De Electricidad (CFE) El Cajon Project	Mexico	375	BBB-
Q Energy - Phase II - Pride Investments, S.A.	Spain	349	BBB+
Hypersol Solar Inversiones, S.A.U.	Spain	341	BBB
Private International Sub-Sovereign Transaction	United Kingdom	336	A
Octagon Healthcare Funding PLC	United Kingdom	323	BBB
Bakethin Finance Plc	United Kingdom	317	A-
Q Energy - Phase III - FSL Issuer, S.A.U.	Spain	314	BBB
Northumbrian Water PLC	United Kingdom	311	BBB+
Feria Muestrario Internacional de Valencia	Spain	311	BBB-
Catalyst Healthcare (Romford) Financing PLC	United Kingdom	310	BBB
Leeds Hospital - St. James's Oncology Financing plc	United Kingdom	305	BBB
Western Power Distribution (South Wales) PLC	United Kingdom	305	BBB+
Private International Sub-Sovereign Transaction	United Kingdom	291	A
Total top 50 non-U.S. exposures		$35,313
Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Asset Management Segment

Assured Guaranty Ltd.
Asset Management Segment Results (1 of 3)
(dollars in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Segment revenues
Management fees:
CLOs	$12	$11	$48	$23
Opportunity funds and liquid strategies	7	4	20	11
Wind-down funds	2	4	8	25
Total management fees	21	19	76	59
Performance fees	—	1	1	1
Other income (loss)	2	2	6	6
Total segment revenues	23	22	83	66

Segment expenses
Employee compensation and benefit expenses	14	16	67	67
Interest expense	1	—	1	—
Other operating expenses	11	31	40	61
Total segment expenses	26	47	108	128
Segment adjusted operating income (loss) before income taxes	(3)	(25)	(25)	(62)
Less: Provision (benefit) for income taxes	—	(5)	(6)	(12)
Segment adjusted operating income (loss)	$(3)	$(20)	$(19)	$(50)

Assured Guaranty Ltd.
Asset Management Segment Results (2 of 3)
(dollars in millions)

Rollforward of Assets Under Management for the Three Months Ended December 31, 2021

	CLOs	Opportunity Funds	Liquid Strategies	Wind-Down Funds	Total
AUM, September 30, 2021	$14,746	$1,634	$388	$809	$17,577

Inflows-third party	797	92	—	—	889
Inflows-intercompany	61	—	—	—	61
Outflows:
Redemptions	—	—	—	—	—
Distributions	(836)	(61)	—	(226)	(1,123)
Total outflows	(836)	(61)	—	(226)	(1,123)
Net flows	22	31	—	(226)	(173)
Change in value	(69)	159	1	(1)	90
AUM, December 31, 2021	$14,699	$1,824	$389	$582	$17,494

Rollforward of Assets Under Management for the Year Ended December 31, 2021

	CLOs	Opportunity Funds	Liquid Strategies	Wind-Down Funds	Total
AUM, December 31, 2020	$13,856	$1,486	$383	$1,623	$17,348

Inflows-third party	2,608	363	—	—	2,971
Inflows-intercompany	227	16	—	—	243
Outflows:
Redemptions	—	—	—	—	—
Distributions	(1,843)	(509)	—	(1,017)	(3,369)
Total outflows	(1,843)	(509)	—	(1,017)	(3,369)
Net flows	992	(130)	—	(1,017)	(155)
Change in value	(149)	468	6	(24)	301
AUM, December 31, 2021	$14,699	$1,824	$389	$582	$17,494

Assured Guaranty Ltd.
Asset Management Segment Results (3 of 3)
(dollars in millions)

Assets Under Management

	CLOs	Opportunity Funds	Liquid Strategies	Wind-Down Funds	Total

As of December 31, 2021:
Funded AUM (1)	$14,575	$1,297	$389	$560	$16,821
Unfunded AUM (1)	124	527	—	22	673

Fee earning AUM (2)	$14,252	$1,527	$389	$408	$16,576
Non-fee earning AUM (2)	447	297	—	174	918

Intercompany AUM
Funded AUM	$541	$217	$368	$—	$1,126
Unfunded AUM	123	121	—	—	244

As of September 30, 2021:
Funded AUM	$14,615	$1,071	$388	$787	$16,861
Unfunded AUM	131	563	—	22	716

Fee earning AUM	$14,083	$1,289	$388	$508	$16,268
Non-fee earning AUM	663	345	—	301	1,309

Intercompany AUM
Funded AUM	$496	$174	$367	$—	$1,037
Unfunded AUM	127	151	—	—	278

As of December 31, 2020:
Funded AUM	$13,809	$992	$383	$1,601	$16,785
Unfunded AUM	47	494	—	22	563

Fee earning AUM	$10,248	$1,176	$383	$1,133	$12,940
Non-fee earning AUM	3,608	310	—	490	4,408

Intercompany AUM
Funded AUM	$405	$126	$362	$—	$893
Unfunded AUM	40	137	—	—	177

1)    Funded AUM refers to assets that have been deployed or invested into the funds or CLOs. Unfunded AUM refers to unfunded capital commitments from closed-end funds and CLO warehouse fund.
2)    Fee earning AUM refers to assets where AssuredIM collects fees or has elected not to waive or rebate fees to investors. Non-fee earning AUM refers to assets where AssuredIM does not collect fees or has elected to waive or rebate fees to investors.

Corporate Division

Assured Guaranty Ltd.
Corporate Division Results
(dollars in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020

Total revenues	$1	$1	$2	$9

Expenses
Interest expense	22	23	96	95
Loss on extinguishment of debt	—	—	175	—
Employee compensation and benefit expenses	6	7	21	18
Other operating expenses	5	3	20	19
Total expenses	33	33	312	132
Equity in earnings of investees	(1)	(1)	—	(6)
Adjusted operating income (loss) before income taxes	(33)	(33)	(310)	(129)
Less: Provision (benefit) for income taxes	(2)	(5)	(47)	(18)
Adjusted operating income (loss)	$(31)	$(28)	$(263)	$(111)

Other

Assured Guaranty Ltd.
Other Results (1 of 2)
(dollars in millions)

	Three Months Ended December 31, 2021
	FG VIEs	CIVs	Intersegment Eliminations and Reclasses	Total Other
	(in millions)
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(2)	(3)
Asset management fees	—	(4)	6	2
Fair value gains (losses) on FG VIEs	5	—	—	5
Fair value gains (losses) on CIVs	—	74	—	74
Other income	(1)	—	—	(1)
Total revenues	2	70	4	76
Expenses
Loss expense (benefit)	2	—	—	2
Interest expense	—	—	(3)	(3)
Other operating expenses	—	(1)	7	6
Total expenses	2	(1)	4	5
Equity in earnings of investees	—	(15)	—	(15)
Adjusted operating income (loss) before income taxes	—	56	—	56
Less: Provision (benefit) for income taxes	—	7	—	7
Less: Noncontrolling interests	—	19	—	19
Adjusted operating income (loss)	$—	$30	$—	$30

	Three Months Ended December 31, 2020
	FG VIEs	CIVs	Intersegment Eliminations and Reclasses	Total Other
	(in millions)
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(2)	(3)
Asset management fees	—	(5)	14	9
Fair value gains (losses) on FG VIEs	(2)	—	—	(2)
Fair value gains (losses) on CIVs	—	4	—	4
Total revenues	(4)	(1)	12	7
Expenses
Loss expense (benefit)	4	—	—	4
Interest expense	—	—	(2)	(2)
Other operating expenses	—	(3)	14	11
Total expenses	4	(3)	12	13
Equity in earnings of investees	—	1	—	1
Adjusted operating income (loss) before income taxes	(8)	3	—	(5)
Less: Provision (benefit) for income taxes	(1)	—	—	(1)
Less: Noncontrolling interests	—	1	—	1
Adjusted operating income (loss)	$(7)	$2	$—	$(5)

Assured Guaranty Ltd.
Other Results (2 of 2)
(dollars in millions)

	Year Ended December 31, 2021
	FG VIEs	CIVs	Intersegment Eliminations and Reclasses	Total Other
	(in millions)
Revenues
Net earned premiums	$(4)	$—	$—	$(4)
Net investment income	(4)	—	(9)	(13)
Asset management fees	—	(10)	21	11
Fair value gains (losses) on FG VIEs	23	—	—	23
Fair value gains (losses) on CIVs	—	127	—	127
Other income	(2)	—	—	(2)
Total revenues	13	117	12	142
Expenses
Loss expense (benefit)	15	—	—	15
Interest expense	—	—	(10)	(10)
Other operating expenses	—	(1)	22	21
Total expenses	15	(1)	12	26
Equity in earnings of investees	—	(50)	—	(50)
Adjusted operating income (loss) before income taxes	(2)	68	—	66
Less: Provision (benefit) for income taxes	(1)	7	—	6
Less: Noncontrolling interests	—	30	—	30
Adjusted operating income (loss)	$(1)	$31	$—	$30

	Year Ended December 31, 2020
	FG VIEs	CIVs	Intersegment Eliminations and Reclasses	Total Other
	(in millions)
Revenues
Net earned premiums	$(5)	$—	$—	$(5)
Net investment income	(5)	—	(10)	(15)
Asset management fees	—	(9)	38	29
Fair value gains (losses) on FG VIEs	(10)	—	—	(10)
Fair value gains (losses) on CIVs	—	41	—	41
Total revenues	(20)	32	28	40
Expenses
Loss expense (benefit)	(3)	—	—	(3)
Interest expense	—	—	(10)	(10)
Other operating expenses	—	(4)	38	34
Total expenses	(3)	(4)	28	21
Equity in earnings of investees	—	(28)	—	(28)
Adjusted operating income (loss) before income taxes	(17)	8	—	(9)
Less: Provision (benefit) for income taxes	(3)	—	—	(3)
Less: Noncontrolling interests	—	6	—	6
Adjusted operating income (loss)	$(14)	$2	$—	$(12)

Summary

Assured Guaranty Ltd.
Summary of Financial and Statistical Data
(dollars in millions, except per share amounts)

	Year Ended December 31,
	2021		2020		2019		2018		2017
GAAP Summary Statements of Operations Data
Net earned premiums	$414		$485		$476		$548		$690
Net investment income	269		297		378		395		417
Total expenses	465		729		503		422		748
Income (loss) before income taxes	383		386		460		580		991
Net income (loss) attributable to AGL	389		362		402		521		730
Net income (loss) attributable to AGL per diluted share	5.23		4.19		4.00		4.68		5.96

GAAP Summary Balance Sheet Data
Total investments and cash	$9,728		$10,000		$10,409		$10,977		$11,539
Total assets	18,208		15,334		14,326		13,603		14,433
Unearned premium reserve	3,716		3,735		3,736		3,512		3,475
Loss and LAE reserve	869		1,088		1,050		1,177		1,444
Long-term debt	1,673		1,224		1,235		1,233		1,292
Shareholders’ equity attributable to AGL	6,292		6,643		6,639		6,555		6,839
Shareholders’ equity attributable to AGL per share	93.19		85.66		71.18		63.23		58.95

Other Financial Information (GAAP Basis)
Financial guaranty:
Net debt service outstanding (end of period)	$367,360		$366,233		$374,130		$371,586		$401,118
Gross debt service outstanding (end of period)	367,770		366,692		375,776		375,080		408,492
Net par outstanding (end of period)	236,392		234,153		236,807		241,802		264,952
Gross par outstanding (end of period)	236,765		234,571		238,156		244,191		269,386

Other Financial Information (Statutory Basis) (1)
Financial guaranty:
Net debt service outstanding (end of period)	$362,013		$360,392		$367,630		$359,499		$373,340
Gross debt service outstanding (end of period)	362,423		360,852		369,251		362,974		380,478
Net par outstanding (end of period)	231,742		229,008		230,984		230,664		239,003
Gross par outstanding (end of period)	232,115		229,426		232,333		233,036		243,217

Claims-paying resources (2)
Policyholders' surplus	$5,572		$5,077		$5,056		$5,148		$5,305
Contingency reserve	1,225		1,557		1,607		1,663		1,750
Qualified statutory capital	6,797		6,634		6,663		6,811		7,055
Unearned premium reserve and net deferred ceding commission income	2,972		2,983		2,961		2,950		2,849
Loss and LAE reserves	167		202		529		1,023		1,092
Total policyholders' surplus and reserves	9,936		9,819		10,153		10,784		10,996
Present value of installment premium	883		858		804		577		559
CCS and standby line of credit	400		400		400		400		400
Excess of loss reinsurance facility	—		—		—		180		180
Total claims-paying resources	$11,219		$11,077		$11,357		$11,941		$12,135

Ratios:
Net exposure to qualified statutory capital	34	:1	35	:1	35	:1	34	:1	34	:1
Capital ratio	53	:1	54	:1	55	:1	53	:1	53	:1
Financial resources ratio	32	:1	33	:1	32	:1	30	:1	31	:1
Adjusted statutory net exposure to claims-paying resources	21	:1	21	:1	20	:1	19	:1	20	:1

Par and Debt Service Written (FG and Specialty)
Gross debt service written:
Public finance - U.S.	$35,572		$33,596		$28,054		$31,989		$26,988
Public finance - non-U.S.	1,890		1,860		17,907		7,166		2,811
Structured finance - U.S.	1,319		508		1,704		1,191		500
Structured finance - non-U.S.	431		254		88		369		202
Total gross debt service written	$39,212		$36,218		$47,753		$40,715		$30,501

Net debt service written	$39,212		$35,965		$47,731		$40,630		$30,476
Net par written	26,656		23,012		24,331		24,538		17,962
Gross par written	26,656		23,265		24,353		24,624		18,024
1)    Statutory amounts prepared on a consolidated basis. The National Association of Insurance Commissioners Annual Statements for U.S. Domiciled Insurance Subsidiaries are prepared on a stand-alone basis.
2)    See page 19 for additional detail on claims-paying resources.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
Please refer to the Glossary for an explanation of the presentation of net debt service and net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations(1) (1 of 2)
(dollars in millions, except per share amounts)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Total GWP	$377	$454	$677	$612	$307
Less: Installment GWP and other GAAP adjustments (2)	158	191	469	119	99
Upfront GWP	219	263	208	493	208
Plus: Installment premium PVP	142	127	361	204	107
Total PVP(3)	$361	$390	$569	$697	$315

PVP:
Public finance - U.S.	$235	$292	$201	$402	$197
Public finance - non-U.S.	79	82	308	116	89
Structured finance - U.S.	42	14	53	167	14
Structured finance - non-U.S.	5	2	7	12	15
Total PVP	$361	$390	$569	$697	$315

Adjusted operating income reconciliation:
Net income (loss) attributable to AGL	$389	$362	$402	$521	$730
Less pre-tax adjustments:
Realized gains (losses) on investments	15	18	22	(32)	40
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(64)	65	(10)	101	43
Fair value gains (losses) on CCS	(28)	(1)	(22)	14	(2)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	(21)	42	22	(32)	57
Total pre-tax adjustments	(98)	124	12	51	138
Less tax effect on pre-tax adjustments	17	(18)	(1)	(12)	(69)
Adjusted operating income (loss)	$470	$256	$391	$482	$661

Adjusted operating income per diluted share reconciliation:
Net income (loss) attributable to AGL per diluted share	$5.23	$4.19	$4.00	$4.68	$5.96
Less pre-tax adjustments:
Realized gains (losses) on investments	0.20	0.21	0.22	(0.29)	0.33
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(0.85)	0.75	(0.11)	0.90	0.35
Fair value gains (losses) on CCS	(0.38)	(0.01)	(0.22)	0.13	(0.02)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	(0.29)	0.49	0.21	(0.29)	0.46
Total pre-tax adjustments	(1.32)	1.44	0.10	0.45	1.12
Tax effect on pre-tax adjustments	0.23	(0.22)	(0.01)	(0.11)	(0.57)
Adjusted operating income (loss) per diluted share	$6.32	$2.97	$3.91	$4.34	$5.41

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    Includes present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions, any cancellations of assumed reinsurance contracts, and other GAAP adjustments.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations (1) (2 of 2)
(dollars in millions, except per share amounts)

	As of December 31,
	2021	2020	2019	2018	2017
Adjusted book value reconciliation:
Shareholders' equity attributable to AGL	$6,292	$6,643	$6,639	$6,555	$6,839
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(54)	9	(56)	(45)	(146)
Fair value gains (losses) on CCS	23	52	52	74	60
Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	404	611	486	247	487
Less taxes	(72)	(116)	(89)	(63)	(83)
Adjusted operating shareholders' equity	5,991	6,087	6,246	6,342	6,521
Pre-tax adjustments:
Less: Deferred acquisition costs	131	119	111	105	101
Plus: Net present value of estimated net future revenue	160	182	206	219	162
Plus: Net unearned premium reserve on financial guaranty contracts in excess of expected loss to be expensed	3,402	3,355	3,296	3,005	2,966
Plus taxes	(599)	(597)	(590)	(526)	(515)
Adjusted book value	$8,823	$8,908	$9,047	$8,935	$9,033

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity (net of tax (provision) benefit of $(5), $-, $(2), $(1) and $(2))	$32	$2	$7	$3	$5
Adjusted book value (net of tax (provision) benefit of $(3), $2, $1, $4 and $3)	$23	$(8)	$(4)	$(15)	$(14)

Adjusted book value per share reconciliation:
Shareholders' equity attributable to AGL per share	$93.19	$85.66	$71.18	$63.23	$58.95
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(0.80)	0.12	(0.60)	(0.44)	(1.26)
Fair value gains (losses) on CCS	0.34	0.66	0.56	0.72	0.52
Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	5.99	7.89	5.21	2.39	4.20
Less taxes	(1.07)	(1.50)	(0.95)	(0.61)	(0.71)
Adjusted operating shareholders' equity per share	88.73	78.49	66.96	61.17	56.20
Pre-tax adjustments:
Less: Deferred acquisition costs	1.95	1.54	1.19	1.01	0.87
Plus: Net present value of estimated net future revenue	2.37	2.35	2.20	2.11	1.40
Plus: Net unearned premium reserve on financial guaranty contracts in excess of expected loss to be expensed	50.40	43.27	35.34	28.98	25.56
Plus taxes	(8.88)	(7.70)	(6.32)	(5.07)	(4.43)
Adjusted book value per share	$130.67	$114.87	$96.99	$86.18	$77.86

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity per share	$0.47	$0.03	$0.07	$0.03	$0.03
Adjusted book value per share	$0.34	$(0.10)	$(0.05)	$(0.15)	$(0.12)

1)    See Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Glossary

Financial Guaranty Insurance
Net Par Outstanding and Internal Ratings
Net Par Outstanding is insured par exposure, net of reinsurance cessions. Unless otherwise indicated, GAAP net par outstanding amounts exclude amounts as a result of loss mitigation strategies, including securities the Company has purchased for loss mitigation purposes that are held in the investment portfolio.

Internal Rating utilizes the Company’s ratings scale, which is similar to that used by the nationally recognized statistical rating organizations; however, the ratings in the tables may not be the same as ratings assigned by any such rating agency.

Statutory Net Par and Net Debt Service Outstanding. Under statutory accounting, net par and net debt service outstanding would be reduced both when an outstanding issue is legally defeased (i.e., an issuer has legally discharged its obligations with respect to a municipal security by satisfying conditions set forth in defeasance provisions contained in transaction documents and is no longer responsible for the payment of debt service with respect to such obligations) and when such issue is economically defeased (i.e., transaction documents for a municipal security do not contain defeasance provisions but the issuer establishes an escrow account with U.S. government securities in amounts sufficient to pay the refunded bonds when due; the refunded bonds are not considered paid and continue to be outstanding under the transaction documents and the issuer remains responsible to pay debt service when due to the extent monies on deposit in the escrow account are insufficient for such purpose).

Performance Indicators
The performance information described below is obtained from third parties and/or provided by the trustee and may be subject to revision as updated or additional information is obtained:

60+ Day Delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned divided by current collateral balance.

Average Credit Enhancement is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Some asset classes may not have subordinated tranches so they are excluded from the weighted averages.

Sectors
Below are brief descriptions of selected types of public and structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2021.

U.S. Public Finance:
General Obligation Bonds are full faith and credit obligations that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy property taxes in an amount sufficient to provide for the full payment of the bonds.

Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation and tax-backed revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or an income tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose.

Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

Transportation Bonds include a wide variety of revenue-supported obligations, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

Healthcare Bonds are obligations of healthcare facilities, including community-based hospitals and systems, as well as of health maintenance organizations and long-term care facilities.

Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution’s revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue or revenue relating to student accommodation.

Glossary (continued)

Sectors (continued)
Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration.

Investor-Owned Utility Bonds are obligations primarily issued by investor-owned utilities and include first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, as well as sale-leaseback obligation bonds supported by such entities.

Renewable Energy Bonds are obligations backed by revenue from renewable energy sources.

Other Public Finance Bonds include other debt issued, guaranteed or otherwise supported by U.S. national or local governmental authorities, as well as student loans, revenue bonds, and obligations of some not-for-profit organizations.

Non-U.S. Public Finance:
Regulated Utility Obligations are obligations issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities, supported by the rates and charges paid by the utilities’ customers. The majority of the Company’s international regulated utility business is conducted in the United Kingdom.

Infrastructure Finance Obligations are obligations issued by a variety of entities engaged in the financing of international infrastructure projects, such as roads, airports, ports, social infrastructure, student accommodations, stadiums, and other physical assets delivering essential services supported either by long-term concession arrangements or a regulatory regime. The majority of the Company’s international infrastructure business is conducted in the U.K.

Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of credit default swap obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations.

Sovereign and Sub-Sovereign Obligations primarily includes obligations of local, municipal, regional or national governmental authorities or agencies outside of the United States.

Renewable Energy Bonds are obligations secured by revenues relating to renewable energy sources, typically solar or wind farms. In addition, these transactions typically benefit from regulatory support in the form of regulated minimum prices for the electricity produced. The majority of the Company’s international renewable energy business is conducted in Spain.

Other Public Finance are obligations of, or backed by, local, municipal, regional or national governmental authorities or agencies not generally described in any of the other described categories.

Structured Finance:
Residential Mortgage-Backed Securities are obligations backed by first and second lien mortgage loans on residential properties. The credit quality of borrowers covers a broad range, including “prime,” “subprime” and “Alt-A.” A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income. RMBS include home equity lines of credit, which refers to a type of residential mortgage-backed transaction backed by second-lien loan collateral. The Company has not provided insurance for RMBS in the primary market since 2008.

Life Insurance Transactions are obligations secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in “tranches,” with subordinated tranches providing credit support to the more senior tranches. The Company’s financial guaranty exposures generally are to the more senior tranches of these issues.

Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as student loans, automobile loans and leases, manufactured home loans and other consumer receivables.

Glossary (continued)

Sectors (continued)
Financial Products Business is the guaranteed investment contracts (GICs) portion of a line of business previously conducted by Assured Guaranty Municipal Holdings Inc. (AGMH) that the Company did not acquire when it purchased AGMH in 2009 from Dexia SA and that is being run off. That line of business consisted of AGMH’s guaranteed investment contracts business, its medium term notes business and the equity payment agreements associated with AGMH’s leveraged lease business. Although Dexia SA and certain of its affiliates (Dexia) assumed the liabilities related to such businesses when the Company purchased AGMH, AGM policies related to such businesses remained outstanding. Assured Guaranty is indemnified by Dexia SA and certain of its affiliates against loss from the former Financial Products Business.

Other Structured Finance Obligations are obligations backed by assets not generally described in any of the other described categories.

Specialty Insurance and Reinsurance
The Company provides specialty insurance and reinsurance in transactions with similar risk profiles to its structured finance exposures written in financial guaranty form. The Company provides such specialty insurance and reinsurance, for example, for life insurance transactions and aircraft residual value insurance transactions.

AUM Definitions
The Company uses AUM as a metric to measure progress in its Asset Management segment. Management fee revenue is based on a variety of factors and is not perfectly correlated with AUM. However, the Company believes that AUM is a useful metric for assessing the relative size and scope of our asset management business. The Company uses measures of its AUM in its decision-making process and intends to use a measure of change in AUM in its calculation of certain components of management compensation. Investors also use AUM to evaluate companies that participate in the asset management business. AUM refers to the assets managed, advised or serviced by the Asset Management segment and equals the sum of the following:

•the amount of aggregate collateral balance and principal cash of AssuredIM’s CLOs, including CLO Equity that may be held by AssuredIM Funds. This also includes CLO assets managed by BlueMountain Fuji Management, LLC (BM Fuji), which was sold to a third party in the second quarter of 2021. AssuredIM is not the investment manager of BM Fuji-advised CLOs, but following the sale, AssuredIM sub-advises and continues to provide personnel and other services to BM Fuji associated with the management of BM Fuji-advised CLOs pursuant to a sub-advisory agreement and a personnel and services agreement, consistent with past practices; and

•the net asset value of all funds and accounts other than CLOs, plus any unfunded commitments. Changes in NAV attributable to movements in fund value of certain private equity funds are reported on a quarter lag.

The Company’s calculation of AUM may differ from the calculation employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. The calculation also differs from the manner in which AssuredIM affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways.

    The Company also uses several other measurements of AUM to understand and measure its AUM in more detail and for various purposes, including its relative position in the market and its income and income potential:

“Third-party AUM” refers to the assets AssuredIM manages or advises on behalf of third-party investors. This includes current and former employee investments in AssuredIM Funds. For CLOs, this also includes CLO Equity that may be held by AssuredIM Funds.

“Intercompany AUM” refers to the assets AssuredIM manages or advises on behalf of the Company. This includes investments from affiliates of Assured Guaranty along with general partners’ investments of AssuredIM (or its affiliates) into the AssuredIM Funds.

“Funded AUM” refers to assets that have been deployed or invested into the funds or CLOs.

“Unfunded AUM” refers to unfunded capital commitments from closed-end funds and CLO warehouse funds.

“Fee earning AUM” refers to assets where AssuredIM collects fees and has elected not to waive or rebate fees to investors.

“Non-fee earning AUM” refers to assets where AssuredIM does not collect fees or has elected to waive or rebate fees to investors. AssuredIM reserves the right to waive some or all fees for certain investors, including investors affiliated with AssuredIM and/or the Company. Further, to the extent that the Company’s wind-down and/or opportunity funds are invested in AssuredIM managed CLOs, AssuredIM may rebate any management fees and/or performance fees earned from the CLOs to the extent such fees are attributable to the wind-down and opportunity funds’ holdings of CLOs also managed by AssuredIM.

Non-GAAP Financial Measures

The Company discloses both: (a) financial measures determined in accordance with GAAP; and (b) financial measures not determined in accordance with GAAP (non-GAAP financial measures). Financial measures identified as non-GAAP should not be considered substitutes for GAAP financial measures. The primary limitation of non-GAAP financial measures is the potential lack of comparability to financial measures of other companies, whose definitions of non-GAAP financial measures may differ from those of the Company.
The Company believes its presentation of non-GAAP financial measures provides information that is necessary for analysts to calculate their estimates of Assured Guaranty’s financial results in their research reports on Assured Guaranty and for investors, analysts and the financial news media to evaluate Assured Guaranty’s financial results.

GAAP requires the Company to consolidate entities where it is deemed to be the primary beneficiary which include:
•FG VIEs, which the Company does not own and where its exposure is limited to its obligation under the financial guaranty insurance contract, and
•CIVs in which certain subsidiaries invest and which are managed by AssuredIM.

The Company provides the effect of FG VIE and CIV consolidation that is embedded in each non-GAAP financial measure, as applicable. The Company believes this information may also be useful to analysts and investors evaluating Assured Guaranty’s financial results. In the case of both the consolidated FG VIEs and the CIVs, the economic effect of each of the consolidated FG VIEs and CIVs is reflected primarily in the results of the Insurance segment.

Management and the Board of Directors use non-GAAP financial measures further adjusted to remove the effect of VIE consolidation (which the Company refers to as its core financial measures), as well as GAAP financial measures and other factors, to evaluate the Company’s results of operations, financial condition and progress towards long-term goals. The Company uses core financial measures in its decision-making process for and in its calculation of certain components of management compensation. The core financial measures that the Company uses to help determine compensation are: (1) adjusted operating income, further adjusted to remove the effect of FG VIE and CIV consolidation; (2) adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation; (3) growth in adjusted book value per share, further adjusted to remove the effect of FG VIE and CIV consolidation; (4) PVP, and (5) gross third-party assets raised.

Management believes that many investors, analysts and financial news reporters use adjusted operating shareholders’ equity and/or adjusted book value, each further adjusted to remove the effect of FG VIE and CIV consolidation, as the principal financial measures for valuing AGL’s current share price or projected share price and also as the basis of their decision to recommend, buy or sell AGL’s common shares. Management also believes that many of the Company’s fixed income investors also use adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation, to evaluate the Company’s capital adequacy.

Adjusted operating income, further adjusted for the effect of FG VIE and CIV consolidation enables investors and analysts to evaluate the Company’s financial results in comparison with the consensus analyst estimates distributed publicly by financial databases.

 The following paragraphs define each non-GAAP financial measure disclosed by the Company and describe why it is useful. To the extent there is a directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure and the most directly comparable GAAP financial measure is presented within this financial supplement.

Adjusted Operating Income: Management believes that adjusted operating income is a useful measure because it clarifies the understanding of the operating results of the Company. Adjusted operating income is defined as net income (loss) attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of realized gains (losses) on the Company’s investments, except for gains and losses on securities classified as trading. The timing of realized gains and losses, which depends largely on market credit cycles, can vary considerably across periods. The timing of sales is largely subject to the Company’s discretion and influenced by market opportunities, as well as the Company’s tax and capital profile.

2)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives that are recognized in net income, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, the Company’s credit spreads, and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of fair value gains (losses) on the Company’s CCS that are recognized in net income. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt, and other market factors and are not expected to result in an economic gain or loss.

Non-GAAP Financial Measures (continued)

4)    Elimination of foreign exchange gains (losses) on remeasurement of net premium receivables and loss and LAE reserves that are recognized in net income. Long-dated receivables and loss and LAE reserves represent the present value of future contractual or expected cash flows. Therefore, the current period’s foreign exchange remeasurement gains (losses) are not necessarily indicative of the total foreign exchange gains (losses) that the Company will ultimately recognize.

5)    Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Adjusted Operating Shareholders’ Equity and Adjusted Book Value: Management believes that adjusted operating shareholders’ equity is a useful measure because it excludes the fair value adjustments on investments, credit derivatives and CCS that are not expected to result in economic gain or loss.

Adjusted operating shareholders’ equity is defined as shareholders’ equity attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss.

2)    Elimination of fair value gains (losses) on the Company’s CCS. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt, and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of unrealized gains (losses) on the Company’s investments that are recorded as a component of accumulated other comprehensive income (AOCI) (excluding foreign exchange remeasurement). The AOCI component of the fair value adjustment on the investment portfolio is not deemed economic because the Company generally holds these investments to maturity and therefore should not recognize an economic gain or loss.

 4)     Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Management uses adjusted book value, further adjusted for FG VIE and CIV consolidation, to measure the intrinsic value of the Company, excluding franchise value. Growth in adjusted book value per share, further adjusted for FG VIE and CIV consolidation (core adjusted book value), is one of the key financial measures used in determining the amount of certain long-term compensation elements to management and employees and used by rating agencies and investors. Management believes that adjusted book value is a useful measure because it enables an evaluation of the Company’s in-force premiums and revenues net of expected losses. Adjusted book value is adjusted operating shareholders’ equity, as defined above, further adjusted for the following:

1)    Elimination of deferred acquisition costs, net. These amounts represent net deferred expenses that have already been paid or accrued and will be expensed in future accounting periods.

2)    Addition of the net present value of estimated net future revenue. See below.

3)    Addition of the deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed, net of reinsurance. This amount represents the present value of the expected future net earned premiums, net of the present value of expected losses to be expensed, which are not reflected in GAAP equity.

4)     Elimination of the tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

The unearned premiums and revenues included in adjusted book value will be earned in future periods, but actual earnings may differ materially from the estimated amounts used in determining current adjusted book value due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults and other factors.

Non-GAAP Financial Measures (continued)

Adjusted Operating Return on Equity (Adjusted Operating ROE): Adjusted Operating ROE represents adjusted operating income for a specified period divided by the average of adjusted operating shareholders’ equity at the beginning and the end of that period. Management believes that adjusted operating ROE is a useful measure to evaluate the Company’s return on invested capital. Many investors, analysts and members of the financial news media use adjusted operating ROE, adjusted for VIE consolidation, to evaluate AGL’s share price and as the basis of their decision to recommend, buy or sell the AGL common shares. Quarterly and year-to-date adjusted operating ROE are calculated on an annualized basis. Adjusted operating ROE, adjusted for VIE consolidation, is one of the key management financial measures used in determining the amount of certain long-term compensation to management and employees and used by rating agencies and investors.

Net Present Value of Estimated Net Future Revenue: Management believes that this amount is a useful measure because it enables an evaluation of the value of the present value of estimated net future revenue for contracts other than financial guaranty insurance contracts (such as specialty insurance and reinsurance contracts and credit derivatives). This amount represents the net present value of estimated future revenue from these contracts (other than credit derivatives with net expected losses), net of reinsurance, ceding commissions and premium taxes.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than loss mitigation securities. The discount rate is recalculated annually and updated as necessary. Net present value of estimated future revenue for an obligation may change from period to period due to a change in the discount rate or due to a change in estimated net future revenue for the obligation, which may change due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation. There is no corresponding GAAP financial measure.

PVP or Present Value of New Business Production: Management believes that PVP is a useful measure because it enables the evaluation of the value of new business production for the Company by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period as well as additional installment premium on existing contracts (which may result from supplements or fees or from the issuer not calling an insured obligation the Company projected would be called), whether in insurance or credit derivative contract form, which management believes GAAP gross written premiums and changes in fair value of credit derivatives do not adequately measure. PVP in respect of contracts written in a specified period is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than loss mitigation securities. The discount rate is recalculated annually and updated as necessary. Under GAAP, financial guaranty installment premiums are discounted at a risk-free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction.

Actual installment premiums may differ from those estimated in the Company’s PVP calculation due to factors including, but not limited to, changes in foreign exchange rates, prepayment speeds, terminations, credit defaults, or other factors that affect par outstanding or the ultimate maturity of an obligation.

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(441) 279-5705
www.assuredguaranty.com

Contacts:

Equity and Fixed Income Investors:
Robert Tucker
Senior Managing Director, Investor Relations and Corporate Communications
(212) 339-0861
rtucker@agltd.com

Michael Walker
Managing Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@agltd.com

Andre Thomas
Managing Director, Equity Investor Relations
(212) 339-3551
athomas@agltd.com

Media:
Ashweeta Durani
Vice President, Corporate Communications
(212) 408-6042
adurani@agltd.com